Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2010

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

First Quarter 2010

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2010

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) has revised the presentation in this statistical supplement to improve the transparency of its business results. In June 2009, the Financial Accounting Standards Board updated the accounting standards related to the required consolidation of certain variable interest entities (“VIEs”). The Company adopted the accounting standard effective January 1, 2010 and recorded a cumulative change in accounting principle resulting in an increase to appropriated retained earnings of consolidated investment entities of $473 million and consolidation of approximately $5.5 billion of client assets and $5.1 billion of liabilities in VIEs onto its balance sheet that were not previously consolidated. Management views the VIE assets as client assets and the liabilities have recourse only to those assets. While the economics of this business have not changed, both the Ameriprise Financial income statement and balance sheet were impacted.  Prior to adoption, the Company consolidated certain property funds and hedge funds (formerly Consolidated Managed Funds). These entities and the VIEs consolidated as of January 1, 2010, are defined as Consolidated Investment Entities (“CIEs”).  The net income of the CIEs will be reflected in net income attributable to noncontrolling interests.

Management believes it is important to present the consolidated income statements excluding the CIEs to improve transparency into the underlying performance and economics of the Company’s ongoing operations. The CIEs we manage have the following characteristics:

•             They were formed on behalf of institutional investors to obtain a diversified investment portfolio and were not formed in order to obtain financing for Ameriprise Financial.

•             Ameriprise Financial receives customary, industry standard management fees for the services it provides to these CIEs and has a fiduciary responsibility to maximize the investors’ returns.

•             Ameriprise Financial does not have any obligation to provide financial support to the CIEs, does not provide any performance guarantees of the CIEs and has no obligation to absorb the investors’ losses.

•             Management excludes the impact of consolidating the CIEs on assets, liabilities, pretax income and equity for setting the Company’s financial performance targets and annual incentive award compensation targets.

The table below presents selected balances and metrics for the three months ended March 31, 2010 that identify the impacts from the consolidation of the CIEs.

			Net Income
	Net	Pretax	Attributable to	Earnings per	Return on Equity
(in millions unless otherwise noted, unaudited)	Revenues	Income	Ameriprise Financial	Diluted Share	Excluding AOCI (2)

As Reported on a GAAP Basis	$2,271	$361	$214	$0.81	9.3%

GAAP Basis Excluding CIEs (1)	$2,144	$279	$214	$0.81	9.7%

Impact of the CIEs	$127	$82	$—	$—	(0.4)%

Page 6 of the statistical supplement presents the consolidated GAAP income statements, equity and related metrics, page 7 presents the CIEs’ impact to the income statements, equity and related metrics and page 8 presents the consolidated GAAP income statements and equity excluding CIEs and related metrics.

(1)             See non-GAAP financial information on pages 38, and 45 - 49.

(2)             Return on equity is calculated using the trailing twelve months income in the numerator and shareholders’ equity less accumulated other comprehensive income, calculated using a five point average of quarter-end equity in the denominator.

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2010

On a GAAP basis, the consolidated income statement reflects the impact of the required consolidation of certain VIEs.  This impact is recorded in the Corporate & Other segment, along with the income statement impacts of certain property funds and hedge funds.  Prior to adoption of the new accounting standard, the income statement impacts from the certain property funds and hedge funds were reflected in the Asset Management segment.  Upon adoption of the new accounting standard, we reclassified this activity to the Corporate & Other segment for all periods presented.  The impacts from the new accounting standard together with the impacts from certain property funds and hedge funds are collectively referred to as the impact of the CIEs.

On a GAAP consolidated basis, management fees the Company earns for the services it provides to the CIEs and related general and administrative expenses are eliminated and the changes in the assets and liabilities related to the CIEs, primarily debt and underlying bank loans, are reflected in net investment income.  In the consolidated income statements excluding the CIEs and in the Asset Management segment, the Company continues to show the fees in the management and financial advice fees line and eliminates the impact of changes in the CIEs’ assets and liabilities.

Management believes the exclusion of the impacts from consolidation of the CIEs, integration charges and realized gains/(losses) improves transparency into the underlying performance of the business.  Throughout this presentation, these measures are referred to as operating measures.

	Three Months ended March 31, 2010
	Advice & Wealth	Asset			Corporate
(in millions unless otherwise noted, unaudited)	Management	Management	Annuities	Protection	& Other	Consolidated

GAAP pretax income	$51	$18	$120	$119	$53	$361
Impact of the CIEs	—	—	—	—	82	82
GAAP pretax income (loss) excluding CIEs (1)	51	18	120	119	(29)	279
Integration charges	2	5	—	—	—	7
Realized (gains) losses	1	(1)	(3)	(1)	(1)	(5)
Operating pretax income (loss) (1)	$54	$22	$117	$118	$(30)	281
Income tax provision (2)						66
Operating earnings (1)						$215

(1)             See non-GAAP financial information on pages 38, and 45 - 49.

(2)             Actual income tax provision plus the tax effect of the integration charges and realized gains (losses) calculated at the statutory tax rate of 35%

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$554	$606	$689	$855	$774	$554	$774	$220	40%	$220	40%	$(81)	(9)%
Distribution fees	311	351	367	391	391	311	391	80	26%	80	26%	—	—
Net investment income	418	511	538	535	590	418	590	172	41%	172	41%	55	10%
Premiums	266	269	276	287	282	266	282	16	6%	16	6%	(5)	(2)%
Other revenues	209	175	109	229	255	209	255	46	22%	46	22%	26	11%
Total revenues	1,758	1,912	1,979	2,297	2,292	1,758	2,292	534	30%	534	30%	(5)	—
Banking and deposit interest expense	42	38	33	28	21	42	21	(21)	(50)%	(21)	(50)%	(7)	(25)%
Total net revenues	1,716	1,874	1,946	2,269	2,271	1,716	2,271	555	32%	555	32%	2	—

Expenses
Distribution expenses	384	432	462	504	525	384	525	141	37%	141	37%	21	4%
Interest credited to fixed accounts	205	237	232	229	228	205	228	23	11%	23	11%	(1)	—
Benefits, claims, losses and settlement expenses	100	587	306	349	354	100	354	254	#	254	#	5	1%
Amortization of deferred acquisition costs	286	(125)	(64)	120	118	286	118	(168)	(59)%	(168)	(59)%	(2)	(2)%
Interest and debt expense	26	28	45	28	64	26	64	38	#	38	#	36	#
General and administrative expense	581	600	625	708	621	581	621	40	7%	40	7%	(87)	(12)%
Total expenses	1,582	1,759	1,606	1,938	1,910	1,582	1,910	328	21%	328	21%	(28)	(1)%

Pretax income	134	115	340	331	361	134	361	227	#	227	#	30	9%
Income tax provision	18	28	80	57	65	18	65	47	#	47	#	8	14%
Net income	116	87	260	274	296	116	296	180	#	180	#	22	8%
Less: Net income (loss) attributable to noncontrolling interests	(14)	(8)	—	37	82	(14)	82	96	#	96	#	45	#
Net income attributable to Ameriprise Financial	$130	$95	$260	$237	$214	$130	$214	$84	65%	$84	65%	$(23)	(10)%

Earnings Per Share
Basic earnings per share	$0.58	$0.41	$1.00	$0.92	$0.82	$0.58	$0.82	$0.24	41%	$0.24	41%	$(0.10)	(11)%
Earnings per diluted share	$0.58	$0.41	$1.00	$0.90	$0.81	$0.58	$0.81	$0.23	40%	$0.23	40%	$(0.09)	(10)%

GAAP Metrics
Net revenue growth	(13.8)%	(4.6)%	19.7%	70.0%	32.3%	(13.8)%	32.3%	46.1%		46.1%		(37.7)%
Return on equity excluding AOCI (1)	(1.3)%	(2.8)%	1.5%	8.8%	9.3%	(1.3)%	9.3%	10.6%		10.6%		0.5%
Earnings per diluted share growth	(29.3)%	(55.9)%	NM	NM	39.7%	(29.3)%	39.7%	68.9%		68.9%		NM
Pretax income margin	7.8%	6.1%	17.5%	14.6%	15.9%	7.8%	15.9%	8.1%		8.1%		1.3%
Net income attributable to Ameriprise Financial margin	7.6%	5.1%	13.4%	10.4%	9.4%	7.6%	9.4%	1.8%		1.8%		(1.0)%

Effective tax rate	13.4%	24.3%	23.5%	17.2%	17.9%	13.4%	17.9%	4.5%		4.5%		0.7%

Ameriprise Financial’s shareholders’ equity	$6,384	$8,110	$9,049	$9,273	$10,108	$6,384	$10,108	$3,724	58%	$3,724	58%	$835	9%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$7,518	$8,498	$8,772	$9,010	$9,743	$7,518	$9,743	$2,225	30%	$2,225	30%	$733	8%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$33.61	$32.79	$33.89	$34.80	$37.13	$33.61	$37.13	$3.52	10%	$3.52	10%	$2.33	7%

Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point avg.	$7,637	$7,763	$7,950	$8,214	$8,708	$7,637	$8,708	$1,071	14%	$1,071	14%	$494	6%

(1)  See non-GAAP financial information on pages 38, and 45 - 49.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Investment Entities Income Statements

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q			YTD Chg - 1Q			Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$(1)	$—	$(1)	$(9)	$—	$(9)	$(9)	—		$(9)	—		$(8)		#
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	1	(1)	1	79	1	79	78		#	78		#	78		#
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	(12)	(7)	4	43	57	(12)	57	69		#	69		#	14	33%
Total revenues	(11)	(7)	3	43	127	(11)	127	138		#	138		#	84		#
Banking and deposit interest expense	1	1	1	3	—	1	—	(1)		#	(1)		#	(3)		#
Total net revenues	(12)	(8)	2	40	127	(12)	127	139		#	139		#	87		#

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	—	—	40	—	40	40	—		40	—		40	—
General and administrative expense	2	—	2	3	5	2	5	3		#	3		#	2	67%
Total expenses	2	—	2	3	45	2	45	43		#	43		#	42		#

Pretax income (loss)	(14)	(8)	—	37	82	(14)	82	96		#	96		#	45		#
Income tax provision	—	—	—	—	—	—	—	—	—		—	—		—	—
Net income (loss)	(14)	(8)	—	37	82	(14)	82	96			96			45
Less: Net income (loss) attributable to noncontrolling interests	(14)	(8)	—	37	82	(14)	82	96		#	96		#	45		#
Net income (loss) attributable to CIEs	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Earnings (Loss) Per Share - Consolidated Investment Entities
Basic earnings (loss) per share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Earnings (loss) per diluted share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Consolidated Investment Entities Metrics
Net revenue growth	(0.5)%	(0.2)%	1.2%	6.6%	8.2%	(0.5)%	8.2%	8.7%			8.7%			1.6%
Return on equity excluding AOCI (1)	(6.6)%	(6.5)%	(3.8)%	(0.4)%	(0.4)%	(6.6)%	(0.4)%	6.2%			6.2%			(0.0)%
Earnings per diluted share growth	—	—	NM	NM	—	—	—	—			—			NM
Pretax income (loss) margin	(0.8)%	(0.4)%	—	1.4%	2.9%	(0.8)%	2.9%	3.7%			3.7%			1.5%
Net income (loss) attributable to CIEs margin	0.1%	0.1%	—	(0.2)%	(0.6)%	0.1%	(0.6)%	(0.7)%			(0.7)%			(0.4)%

Shareholders’ equity	$—	$—	$—	$—	$482	$—	$482	$482	—		$482	—		$482	—
Shareholders’ equity excluding AOCI	$—	$—	$—	$—	$508	$—	$508	$508	—		$508	—		$508	—
Shareholders’ equity excluding AOCI / outstanding shares	$—	$—	$—	$—	$1.94	$—	$1.94	$1.94	—		$1.94	—		$1.94	—

Shareholders’ equity excluding AOCI - 5 point avg.	$—	$—	$—	$—	$101	$—	$101	$101	—		$101	—		$101	—

(1)  See non-GAAP financial information on pages 38, and 45 - 49.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements Excluding Consolidated Investment Entities

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$554	$607	$689	$856	$783	$554	$783	$229	41%	$229	41%	$(73)	(9)%
Distribution fees	311	351	367	391	391	311	391	80	26%	80	26%	—	0%
Net investment income	417	510	539	534	511	417	511	94	23%	94	23%	(23)	(4)%
Premiums	266	269	276	287	282	266	282	16	6%	16	6%	(5)	(2)%
Other revenues	221	182	105	186	198	221	198	(23)	(10)%	(23)	(10)%	12	6%
Total revenues	1,769	1,919	1,976	2,254	2,165	1,769	2,165	396	22%	396	22%	(89)	(4)%
Banking and deposit interest expense	41	37	32	25	21	41	21	(20)	(49)%	(20)	(49)%	(4)	(16)%
Total net revenues	1,728	1,882	1,944	2,229	2,144	1,728	2,144	416	24%	416	24%	(85)	(4)%

Expenses
Distribution expenses	384	432	462	504	525	384	525	141	37%	141	37%	21	4%
Interest credited to fixed accounts	205	237	232	229	228	205	228	23	11%	23	11%	(1)	0%
Benefits, claims, losses and settlement expenses	100	587	306	349	354	100	354	254	#	254	#	5	1%
Amortization of deferred acquisition costs	286	(125)	(64)	120	118	286	118	(168)	(59)%	(168)	(59)%	(2)	(2)%
Interest and debt expense	26	28	45	28	24	26	24	(2)	(8)%	(2)	(8)%	(4)	(14)%
General and administrative expense	579	600	623	705	616	579	616	37	6%	37	6%	(89)	(13)%
Total expenses	1,580	1,759	1,604	1,935	1,865	1,580	1,865	285	18%	285	18%	(70)	(4)%

Pretax income	148	123	340	294	279	148	279	131	89%	131	89%	(15)	(5)%
Income tax provision	18	28	80	57	65	18	65	47	#	47	#	8	14%
Net income	130	95	260	237	214	130	214	84	65%	84	65%	(23)	(10)%
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to Ameriprise Financial	130	95	260	237	214	130	214	84	65%	84	65%	(23)	(10)%
Integration charges net of tax (2)	12	16	21	15	4	12	4	(8)	(67)%	(8)	(67)%	(11)	(73)%
Realized (gains) losses net of tax (2)	(9)	(4)	(9)	(12)	(3)	(9)	(3)	6	67%	6	67%	9	75%
Operating earnings	$133	$107	$272	$240	$215	$133	$215	$82	62%	$82	62%	$(25)	(10)%

Operating Revenues Reconciliation
Total net revenues	$1,728	$1,882	$1,944	$2,229	$2,144	$1,728	$2,144	$416	24%	$416	24%	$(85)	(4)%
Realized (gains) losses	15	(6)	(14)	(18)	(5)	(15)	(5)	10	67%	10	67%	13	72%
Total operating revenues	1,713	1,876	1,930	2,211	2,139	1,713	2,139	426	25%	426	25%	(72)	(3)%

Pretax Operating Income Reconciliation
Pretax Income	$148	$123	$340	$294	$279	$148	$279	$131	89%	$131	89%	$(15)	(5)%
Integration charges	19	25	32	22	7	19	7	(12)	(63)%	(12)	(63)%	(15)	(68)%
Realized (gains) losses	(15)	(6)	(14)	(18)	(5)	(15)	(5)	10	67%	10	67%	13	72%
Pretax Operating Income	152	142	358	298	281	152	281	129	85%	129	85%	(17)	(6)%

Effective tax rate	12.2%	22.8%	23.5%	19.4%	23.2%	12.2%	23.2%	11.0%		11.0%		3.8%

Operating Earnings Per Share
Basic operating earnings per share (1)	$0.60	$0.47	$1.05	$0.93	$0.83	$0.60	$0.83	$0.23	38%	$0.23	38%	$(0.10)	(11)%
Operating earnings per diluted share (1)	$0.60	$0.47	$1.04	$0.91	$0.81	$0.60	$0.81	$0.21	35%	$0.21	35%	$(0.10)	(11)%

Operating Metrics
Operating revenue growth: Target 6 - 8% (1)	(15.1)%	(6.0)%	(1.4)%	24.7%	24.9%	(15.1)%	24.9%	40.0%		40.0%		0.2%
Operating return on equity excluding AOCI: Target 12 - 15% (1)	5.3%	3.7%	5.3%	9.2%	9.7%	5.3%	9.7%	4.4%		4.4%		0.5%
Operating earnings per diluted share growth: Target 12 -15% (1)	(32.6)%	(53.5)%	70.5%	NM	35.0%	(32.6)%	35.0%	67.6%		67.6%		NM

Pretax Operating Margin (1)	8.8%	7.5%	18.4%	13.4%	13.1%	8.8%	13.1%	4.3%		4.3%		(0.3)%
Operating Margin (1)	7.8%	5.7%	14.1%	10.9%	10.1%	7.8%	10.1%	2.3%		2.3%		(0.8)%

Ameriprise Financial’s shareholders’ equity	$6,384	$8,110	$9,049	$9,273	$9,626	$6,384	$9,626	$3,242	51%	$3,242	51%	$353	4%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$7,518	$8,498	$8,772	$9,010	$9,235	$7,518	$9,235	$1,717	23%	$1,717	23%	$225	2%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$33.61	$32.79	$33.89	$34.80	$35.19	$33.61	$35.19	$1.58	5%	$1.58	5%	$0.39	1%

Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point ave.	$7,637	$7,763	$7,950	$8,214	$8,607	$7,637	$8,607	$970	13%	$970	13%	$393	5%

(1)  See non-GAAP financial information on pages 38, and 45 - 49.

(2)  Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

First Quarter 2010

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
headcount and as otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share (1)
Basic earnings per share	$0.60	$0.47	$1.05	$0.93	$0.83	$0.60	$0.83	$0.23	38%	$0.23	38%	$(0.10)	(11)%
Earnings per diluted share	$0.60	$0.47	$1.04	$0.91	$0.81	$0.60	$0.81	$0.21	35%	$0.21	35%	$(0.10)	(11)%

Operating Metrics (1)
Net revenue growth: Target 6 - 8%	(15.1)%	(6.0)%	(1.4)%	24.7%	24.9%	(15.1)%	24.9%	40.0%		40.0%		0.2%
Operating return on equity excluding AOCI: Target 12 - 15%	5.3%	3.7%	5.3%	9.2%	9.7%	5.3%	9.7%	4.4%		4.4%		.5%
Earnings per diluted share growth: Target 12 - 15%	(32.6)%	(53.5)%	70.5%	NM	35.0%	(32.6)%	35.0%	67.6%		67.6%		NM

Owned, Managed, and Administered Assets (in billions)
Owned	$29.6	$32.5	$36.0	$36.9	$37.6	$29.6	$37.6	$8.0	27%	$8.0	27%	$0.7	2%
Managed
External clients	196.4	222.2	247.7	256.6	254.5	196.4	254.5	58.1	30%	58.1	30%	(2.1)	(1)%
Owned	56.5	62.3	67.1	68.1	70.4	56.5	70.4	13.9	25%	13.9	25%	2.3	3%
Consolidated client assets	0.4	0.5	0.6	1.1	6.9	0.4	6.9	6.5	#	6.5	#	5.8	#
Total managed	253.3	285.0	315.4	325.8	331.8	253.3	331.8	78.5	31%	78.5	31%	6.0	2%
Administered	71.1	79.8	88.5	95.1	93.9	71.1	93.9	22.8	32%	22.8	32%	(1.2)	(1)%
Total OMA assets	$354.0	$397.3	$439.9	$457.8	$463.3	$354.0	$463.3	$109.3	31%	$109.3	31%	$5.5	1%

Business Metrics
Total client assets	231,298	258,393	286,590	294,027	303,839	231,298	303,839	72,541	31%	72,541	31%	9,812	3%
Total financial advisors	12,466	12,508	12,314	12,036	11,837	12,466	11,837	(629)	(5)%	(629)	(5)%	(199)	(2)%

Net flows and net deposits
Advisor wrap	1,302	2,758	2,724	2,564	2,512	1,302	2,512	1,210	93%	1,210	93%	(52)	(2)%
Asset Management	(147)	45	2,324	1,385	(834)	(147)	(834)	(687)	#	(687)	#	(2,219)	#
Annuities	1,779	1,129	527	255	(68)	1,779	(68)	(1,847)	#	(1,847)	#	(323)	#
Variable universal life / Universal life	(26)	(37)	(38)	(34)	(41)	(26)	(41)	(15)	(58)%	(15)	(58)%	(7)	(21)%

S&P 500
Daily average	811	894	994	1,088	1,121	811	1,121	310	38%	310	38%	33	3%
Period end	798	919	1,057	1,115	1,169	798	1,169	371	46%	371	46%	54	5%

(1) See non-GAAP financial information on pages 38, and 45 - 49.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except earnings per share amounts)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Basic Shares
Common shares
Beginning balance	216.5	219.1	255.0	255.1	255.1	216.5	255.1	38.6	18%	38.6	18%	—	—
Repurchases	—	—	—	—	—	—	—	—	—	—	—	—	—
Issuances	3.1	36.0	0.2	0.1	2.7	3.1	2.7	(0.4)	(13)%	(0.4)	(13)%	2.6	#
Other	(0.5)	(0.1)	(0.1)	(0.1)	(0.4)	(0.5)	(0.4)	0.1	20%	0.1	20%	(0.3)	#
Total common outstanding	219.1	255.0	255.1	255.1	257.4	219.1	257.4	38.3	17%	38.3	17%	2.3	1%

Total common outstanding	219.1	255.0	255.1	255.1	257.4	219.1	257.4	38.3	17%	38.3	17%	2.3	1%
Nonforfeitable restricted stock units	4.6	4.2	3.7	3.8	5.0	4.6	5.0	0.4	9%	0.4	9%	1.2	32%
Total basic common shares	223.7	259.2	258.8	258.9	262.4	223.7	262.4	38.7	17%	38.7	17%	3.5	1%
Total potentially dilutive	0.7	1.4	2.5	4.8	4.0	0.7	4.0	3.3	#	3.3	#	(0.8)	(17)%
Total diluted shares	224.4	260.6	261.3	263.7	266.4	224.4	266.4	42.0	19%	42.0	19%	2.7	1%

Weighted average common shares outstanding:
Basic	222.3	228.8	258.7	258.9	260.8	222.3	260.8	38.5	17%	38.5	17%	1.9	1%
Diluted	223.5	230.0	260.7	263.3	265.0	223.5	265.0	41.5	19%	41.5	19%	1.7	1%

GAAP Book Value excluding CIEs (1)
Ameriprise Financial’s shareholders’ equity	$6,384	$8,110	$9,049	$9,273	$9,626	$6,384	$9,626	$3,242	51%	$3,242	51%	$353	4%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$7,518	$8,498	$8,772	$9,010	$9,235	$7,518	$9,235	$1,717	23%	$1,717	23%	$225	2%
Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point ave.	$7,637	$7,763	$7,950	$8,214	$8,607	$7,637	$8,607	$970	13%	$970	13%	$393	5%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$33.61	$32.79	$33.89	$34.80	$35.19	$33.61	$35.19	$1.58	5%	$1.58	5%	$0.39	1%

Capital Returned to Shareholders
Dividends paid	$37	$38	$43	$46	$45	$37	$45	$8	22%	$8	22%	$(1)	(2)%
Common stock share repurchases	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Debt to Capital
Debt to total capital of Ameriprise Financial	22.5%	22.2%	17.1%	16.8%	20.5%	22.5%	20.5%	(2.0)%		(2.0)%		3.7%
Debt to total capital excluding non-recourse debt and equity of CIEs (1) (2)	22.4%	22.2%	17.1%	16.7%	21.3%	22.4%	21.3%	(1.1)%		(1.1)%		4.6%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (1) (2)	19.3%	19.9%	14.8%	14.5%	19.3%	19.3%	19.3%	—		—		4.8%

Goodwill and intangible assets	$1,377	$1,443	$1,419	$1,429	$1,393	$1,377	$1,393	$16	1%	$16	1%	$(36)	(3)%

Net Investment Income
Investment income on fixed maturities	$395	$478	$507	$499	$481	$395	$481	86	22%	86	22%	(18)	(4)%
Realized gains (losses)	15	6	14	18	5	15	5	(10)	(67)%	(10)	(67)%	(13)	(72)%
Affordable housing	(6)	(7)	(7)	(5)	(3)	(6)	(3)	3	50%	3	50%	2	40%
Other (including seed money)	13	33	25	22	28	13	28	15	#	15	#	6	27%
Consolidated investment entities	1	1	(1)	1	79	1	79	78	#	78	#	78	#
Total net investment income	$418	$511	$538	$535	$590	$418	$590	172	41%	172	41%	55	10%

Allocated Equity (3)
Advice & Wealth Management	$833	$825	$784	$747	$759	$833	$759	$(74)	(9)%	$(74)	(9)%	$12	2%
Asset Management	1,039	1,043	1,059	1,054	1,044	1,039	1,044	5	0%	5	0%	(10)	(1)%
Annuities	2,774	2,093	2,322	2,459	2,317	2,774	2,317	(457)	(16)%	(457)	(16)%	(142)	(6)%
Protection	2,388	2,450	2,463	2,540	2,560	2,388	2,560	172	7%	172	7%	20	1%
Corporate & Other	484	2,087	2,144	2,210	2,555	484	2,555	2,071	#	2,071	#	345	16%
Total allocated equity	$7,518	$8,498	$8,772	$9,010	$9,235	$7,518	$9,235	$1,717	23%	$1,717	23%	$225	2%

(1)   See non-GAAP financial information on pages 38, and 45 - 49.

(2)   See debt to total capital reconciliations on pg 36

(3)   Allocated equity equals Ameriprise Financial equity excluding consolidated investment entities less AOCI

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth management
Net Revenues	$726	$785	$832	$873	$879	$726	$879	$153	21%	$153	21%	$6	1%
Expenses	787	788	820	855	828	787	828	41	5%	41	5%	(27)	(3)%

Pretax segment income (loss)	(61)	(3)	12	18	51	(61)	51	112	#	112	#	33	#
Integration charges (1)	12	16	21	15	2	12	2	(10)	(83)%	(10)	(83)%	(13)	(87)%
Realized (gains) losses (1)	10	8	(5)	2	1	10	1	(9)	(90)%	(9)	(90)%	(1)	(50)%
Pretax operating earnings (loss) (2)	$(39)	$21	$28	$35	$54	$(39)	$54	$93	#	$93	#	$19	54%
Allocated Equity	833	825	784	747	759	833	759	(74)	(9)%	(74)	(9)%	12	2%

Pretax segment margin	(8.4)%	(0.4)%	1.4%	2.1%	5.8%	(8.4)%	5.8%	14.2%		14.2%		3.7%
Pretax operating margin (2)	(5.3)%	2.6%	3.4%	4.0%	6.1%	(5.3)%	6.1%	11.4%		11.4%		2.1%

Return on allocated equity (2) (3)	(19.4)%	(23.8)%	(18.0)%	(2.7)%	6.4%	(19.4)%	6.4%	25.8%		25.8%		9.1%
Operating return on allocated equity (2) (3)	6.6%	3.0%	2.2%	3.6%	11.4%	6.6%	11.4%	4.8%		4.8%		7.8%

Asset Management
Net Revenues	$260	$293	$328	$465	$370	$260	$370	$110	42%	$110	42%	$(95)	(20)%
Expenses	268	305	318	395	352	268	352	84	31%	84	31%	(43)	(11)%
Pretax segment income (loss)	(8)	(12)	10	70	18	(8)	18	26	#	26	#	(52)	(74)%
Integration charges (1)	7	9	7	7	5	7	5	(2)	(29)%	(2)	(29)%	(2)	(29)%
Realized (gains) losses (1)	3	—	—	—	(1)	3	(1)	(4)	#	(4)	#	(1)	—
Pretax operating earnings (loss) (2)	$2	$(3)	$17	$77	$22	$2	$22	$20	#	$20	#	$(55)	(71)%
Allocated Equity	1,039	1,043	1,059	1,054	1,044	1,039	1,044	5	—	5	—	(10)	(1)%

Pretax segment margin	(3.1)%	(4.1)%	3.0%	15.1%	4.9%	(3.1)%	4.9%	8.0%		8.0%		(10.2)%
Pretax operating margin (2)	0.8%	(1.0)%	5.2%	16.6%	6.0%	0.8%	6.0%	5.2%		5.2%		(10.6)%

Return on allocated equity (2) (3)	3.6%	(0.2)%	(0.5)%	3.6%	5.3%	3.6%	5.3%	1.7%		1.7%		1.7%
Operating return on allocated equity (2) (3)	4.5%	1.3%	1.4%	5.6%	7.0%	4.5%	7.0%	2.5%		2.5%		1.4%

(1)   Integration charges incurred for acquisitions of HRBFA, J. & W. Seligman and Columbia

(2)   See non-GAAP financial information on pages 38, and 45 - 49.

(3)   Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Annuities
Net Revenues	$492	$562	$591	$620	$602	$492	$602	$110	22%	$110	22%	$(18)	(3)%
Expenses	363	468	323	463	482	363	482	119	33%	119	33%	19	4%
Pretax segment income	$129	$94	$268	$157	$120	$129	$120	$(9)	(7)%	$(9)	(7)%	$(37)	(24)%
Realized (gains) losses (1)	(20)	(8)	—	(16)	(3)	(20)	(3)	17	85%	17	85%	13	81%
Pretax operating earnings (2)	$109	$86	$268	$141	$117	$109	$117	$8	7%	$8	7%	$(24)	(17)%
Allocated Equity	2,774	2,093	2,322	2,459	2,317	2,774	2,317	(457)	(16)%	(457)	(16)%	(142)	(6)%

Pretax segment margin	26.2%	16.7%	45.3%	25.3%	19.9%	26.2%	19.9%	(6.3)%		(6.3)%		(5.4)%
Pretax operating margin (2)	23.1%	15.5%	45.3%	23.3%	19.5%	23.1%	19.5%	(3.6)%		(3.6)%		(3.8)%

Return on allocated equity (2) (3)	(5.5)%	(5.0)%	3.2%	17.0%	17.4%	(5.5)%	17.4%	22.9%		22.9%		0.4%
Operating return on allocated equity (2) (3)	3.0%	3.1%	6.9%	15.8%	16.6%	3.0%	16.6%	13.6%		13.6%		0.8%

Protection
Net Revenues	$496	$497	$450	$528	$507	$496	$507	$11	2%	$11	2%	$(21)	(4)%
Expenses	384	387	305	399	388	384	388	4	1%	4	1%	(11)	(3)%
Pretax segment income	$112	$110	$145	$129	$119	$112	$119	$7	6%	$7	6%	$(10)	(8)%
Realized (gains) losses (1)	(8)	1	(7)	(13)	(1)	(8)	(1)	7	88%	7	88%	12	92%
Pretax operating earnings (2)	$104	$111	$138	$116	$118	$104	$118	$14	13%	$14	13%	$2	2%
Allocated Equity	2,388	2,450	2,463	2,540	2,560	2,388	2,560	172	7%	172	7%	20	1%

Pretax segment margin	22.6%	22.1%	32.2%	24.4%	23.5%	22.6%	23.5%	0.9%		0.9%		(0.9)%
Pretax operating margin (2)	21.3%	22.3%	31.2%	22.5%	23.3%	21.3%	23.3%	2.0%		2.0%		0.8%

Return on allocated equity (2) (3)	9.9%	9.7%	10.7%	13.2%	13.2%	9.9%	13.2%	3.3%		3.3%		—
Operating return on allocated equity (2) (3)	12.1%	11.9%	11.5%	12.5%	12.7%	12.1%	12.7%	0.6%		0.6%		0.2%

Corporate & Other excluding CIEs
Net Revenues	$29	$(5)	$(11)	$(11)	$21	$29	$21	$(8)	(28)%	$(8)	(28)%	$32	#
Expenses	53	61	84	69	50	53	50	(3)	(6)%	(3)	(6)%	(19)	(28)%

Pretax segment (loss)	(24)	(66)	(95)	(80)	(29)	(24)	(29)	(5)	(21)%	(5)	(21)%	51	64%
Integration charges (1)	—	—	4	—	—	—	—	—	—	—	—	—	—
Realized (gains) losses (1)	—	(7)	(2)	9	(1)	—	(1)	(1)	—	(1)	—	(10)	#
Pretax operating (loss) (2) (3)	$(24)	$(73)	$(93)	$(71)	$(30)	$(24)	$(30)	$(6)	(25)%	$(6)	(25)%	$41	58%
Allocated Equity	484	2,087	2,144	2,210	2,555	484	2,555	2,071	#	2,071	#	345	16%

(1) Integration charges incurred for acquisitions of HRBFA, J. & W. Seligman and Columbia

(2) See non-GAAP financial information on pages 38, and 45 - 49.

(3) Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$268	$295	$319	$352	$368	$268	$368	$100	37%	$100	37%	$16	5%
Distribution fees	431	423	432	447	436	431	436	5	1%	5	1%	(11)	(2)%
Net investment income	51	82	91	73	74	51	74	23	45%	23	45%	1	1%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	17	23	19	26	22	17	22	5	29%	5	29%	(4)	(15)%
Total revenues	767	823	861	898	900	767	900	133	17%	133	17%	2	—
Banking and deposit interest expense	41	38	29	25	21	41	21	(20)	(49)%	(20)	(49)%	(4)	(16)%
Total net revenues	726	785	832	873	879	726	879	153	21%	153	21%	6	1%

Expenses
Distribution expenses	462	478	504	524	536	462	536	74	16%	74	16%	12	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	325	310	316	331	292	325	292	(33)	(10)%	(33)	(10)%	(39)	(12)%
Total expenses	787	788	820	855	828	787	828	41	5%	41	5%	(27)	(3)%

Pretax segment income (loss)	(61)	(3)	12	18	51	(61)	51	112	#	112	#	33	#
Integration charges included in general and admin expense (1)	12	16	21	15	2	12	2	(10)	(83)%	(10)	(83)%	(13)	(87)%
Realized (gains) losses included in net investment income	10	8	(5)	2	1	10	1	(9)	(90)%	(9)	(90)%	(1)	(50)%
Pretax operating earnings (2)	$(39)	$21	$28	$35	$54	$(39)	$54	$93	#	$93	#	$19	54%

Margins
Pretax segment margin	(8.4)%	(0.4)%	1.4%	2.1%	5.8%	(8.4)%	5.8%	14.2%		14.2%		3.7%
Pretax operating margin (2)	(5.3)%	2.6%	3.4%	4.0%	6.1%	(5.3)%	6.1%	11.4%		11.4%		2.1%

Return on Equity
Allocated equity	$833	$825	$784	$747	$759	$833	$759	$(74)	(9)%	$(74)	(9)%	$12	2%
Return on allocated equity (2) (3)	(19.4)%	(23.8)%	(18.0)%	(2.7)%	6.4%	(19.4)%	6.4%	25.8%		25.8%		9.1%
Operating return on allocated equity (2) (3)	6.6%	3.0%	2.2%	3.6%	11.4%	6.6%	11.4%	4.8%		4.8%		7.8%

Net Investment Income
Investment income on fixed maturities	$55	$78	$76	$68	$59	$55	$59	$4	7%	$4	7%	$(9)	(13)%
Realized gains (losses)	(10)	(8)	5	(2)	(1)	(10)	(1)	9	90%	9	90%	1	50%
Other (including seed money)	6	12	10	7	16	6	16	10	#	10	#	9	#
Total net investment income	$51	$82	$91	$73	$74	$51	$74	$23	45%	$23	45%	$1	1%

On-balance sheet deposits	$8,416	$9,180	$8,980	$8,489	$8,501	$8,416	$8,501	$85	1%	$85	1%	$12	—

(1)   Integration charges incurred for acquisition of HRBFA

(2)   See non-GAAP financial information on pages 38, and 45 - 49.

(3)   Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$—	$28	$32	$29	$25	$—	$25	$25	—	$25	—	$(4)	(14)%
Allocated equity	$528	$521	$481	$443	$456	$528	$456	$(72)	(14)%	$(72)	(14)%	$13	3%
Operating return on allocated equity (1) (2)	0.8%	5.2%	8.6%	12.2%	15.3%	0.8%	15.3%	14.5%		14.5%		3.1%

Wealth Management & Distribution
Pretax operating earnings (loss)	$(39)	$(7)	$(4)	$6	$29	$(39)	$29	$68	#	$68	#	$23	#
Allocated equity	$305	$304	$303	$304	$303	$305	$303	$(2)	(1)%	$(2)	(1)%	$(1)	—
Operating return on allocated equity (1) (2)	11.5%	0.9%	(5.4)%	(8.4)%	5.1%	11.5%	5.1%	(6.4)%		(6.4)%		13.5%

Financial Plans
Branded financial plan net cash sales	$49	$50	$47	$58	$52	$49	$52	$3	6%	$3	6%	$(6)	(10)%

Financial Advisors
Employee advisors	2,816	2,785	2,606	2,445	2,302	2,816	2,302	(514)	(18)%	(514)	(18)%	(143)	(6)%
Franchisee advisors	7,737	7,770	7,725	7,658	7,629	7,737	7,629	(108)	(1)%	(108)	(1)%	(29)	—
Total branded financial advisors	10,553	10,555	10,331	10,103	9,931	10,553	9,931	(622)	(6)%	(622)	(6)%	(172)	(2)%
SAI independent advisors	1,913	1,953	1,983	1,933	1,906	1,913	1,906	(7)	—	(7)	—	(27)	(1)%
Total financial advisors	12,466	12,508	12,314	12,036	11,837	12,466	11,837	(629)	(5)%	(629)	(5)%	(199)	(2)%

Net operating revenue per financial advisor (in thousands) (3)	$59	$63	$67	$73	$74	$59	$74	$15	25%	$15	25%	$1	1%

Advisor Retention
Employee	72.3%	73.4%	73.7%	73.7%	72.9%	72.3%	72.9%	0.6%		0.6%		(0.8)%
Franchisee	92.5%	91.1%	91.0%	91.4%	91.7%	92.5%	91.7%	(0.8)%		(0.8)%		0.3%

Total Client Assets (at period end)	$231,298	$258,393	$286,590	$294,027	$303,839	$231,298	$303,839	$72,541	31%	$72,541	31%	$9,812	3%

Total Wrap Accounts
Beginning assets	$72,781	$68,181	$78,960	$89,553	$94,921	$72,781	$94,921	$22,140	30%	$22,140	30%	$5,368	6%
Net flows	1,302	2,758	2,724	2,564	2,512	1,302	2,512	1,210	93%	1,210	93%	(52)	(2)%
Market appreciation (depreciation) and other	(5,902)	8,021	7,869	2,804	2,552	(5,902)	2,552	8,454	#	8,454	#	(252)	(9)%
Total wrap ending assets	$68,181	$78,960	$89,553	$94,921	$99,985	$68,181	$99,985	$31,804	47%	$31,804	47%	$5,064	5%

(1)   See non-GAAP financial information on pages 38, and 45 - 49.

(2)   Calculated using the statutory tax rate of 35%.

(3)   Year-to-date is sum of current and prior quarters for the year under review.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$209	$231	$270	$396	$307	$209	$307	$98	47%	$98	47%	$(89)	(22)%
Distribution fees	47	54	55	60	58	47	58	11	23%	11	23%	(2)	(3)%
Net investment income	(2)	7	5	8	4	(2)	4	6	#	6	#	(4)	(50)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	6	2	(1)	1	1	6	1	(5)	(83)%	(5)	(83)%	—	—
Total revenues	260	294	329	465	370	260	370	110	42%	110	42%	(95)	(20)%
Banking and deposit interest expense	—	1	1	—	—	—	—	—	—	—	—	—	—
Total net revenues	260	293	328	465	370	260	370	110	42%	110	42%	(95)	(20)%

Expenses
Distribution expenses	82	85	97	107	106	82	106	24	29%	24	29%	(1)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	6	6	5	4	6	6	6	—	—	—	—	2	50%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	180	214	216	284	240	180	240	60	33%	60	33%	(44)	(15)%
Total expenses	268	305	318	395	352	268	352	84	31%	84	31%	(43)	(11)%
Pretax segment income (loss)	(8)	(12)	10	70	18	(8)	18	26	#	26	#	(52)	(74)%
Integration charges included in general and admin expense (1)	7	9	7	7	5	7	5	(2)	(29)%	(2)	(29)%	(2)	(29)%
Realized (gains) losses included in net investment income	3	—	—	—	(1)	3	(1)	(4)	#	(4)	#	(1)	—
Pretax operating earnings (2)	$2	$(3)	$17	$77	$22	$2	$22	$20	#	$20	#	$(55)	(71)%

Margins
Pretax segment margin	(3.1)%	(4.1)%	3.0%	15.1%	4.9%	(3.1)%	4.9%	8.0%		8.0%		(10.2)%
Pretax operating margin (2)	0.8%	(1.0)%	5.2%	16.6%	6.0%	0.8%	6.0%	5.2%		5.2%		(10.6)%

Return on Equity
Allocated equity	$1,039	$1,043	$1,059	$1,054	$1,044	$1,039	$1,044	$5	—	$5	—	$(10)	(1)%
Return on allocated equity (2) (3)	3.6%	(0.2)%	(0.5)%	3.6%	5.3%	3.6%	5.3%	1.7%		1.7%		1.7%
Operating return on allocated equity (2) (3)	4.5%	1.3%	1.4%	5.6%	7.0%	4.5%	7.0%	2.5%		2.5%		1.4%

Net Investment Income
Investment income on fixed maturities	$—	$1	$—	$1	$—	$—	$—	$—	—	$—	—	$(1)	#
Realized gains (losses)	(3)	—	—	—	1	(3)	1	4	#	4	#	1	—
Other (including seed money)	1	6	5	7	3	1	3	2	#	2	#	(4)	(57)%
Total net investment income	$(2)	$7	$5	$8	$4	$(2)	$4	$6	#	$6	#	$(4)	(50)%

(1)      Integration charges incurred for acquisitions of  J. & W. Seligman and Columbia

(2)      See non-GAAP financial information on pages 38, and 45 - 49.

(3)      Calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset net flows	$(147)	$45	$2,324	$1,385	$(834)	$(147)	$(834)	$(687)	#	$(687)	#	$(2,219)	#

Total Managed Assets Reconciliations
Domestic managed assets	$125,201	$134,831	$145,790	$149,004	$152,624	$125,201	$152,624	$27,423	22%	$27,423	22%	$3,620	2%
International managed assets	68,340	82,490	93,682	97,823	97,135	68,340	97,135	28,795	42%	28,795	42%	(688)	(1)%
Less: Sub-advised eliminations	(2,391)	(3,176)	(3,494)	(3,647)	(3,752)	(2,391)	(3,752)	(1,361)	(57)%	(1,361)	(57)%	(105)	(3)%
Total managed assets	$191,150	$214,145	$235,978	$243,180	$246,007	$191,150	$246,007	$54,857	29%	$54,857	29%	$2,827	1%

Managed assets - external clients	$134,226	$151,284	$168,183	$173,902	$168,673	$134,226	$168,673	$34,447	26%	$34,447	26%	$(5,229)	(3)%
Managed assets - consolidated client assets	393	459	648	1,099	6,916	393	6,916	6,523	#	6,523	#	5,817	#
Managed assets - owned	56,531	62,402	67,147	68,179	70,418	56,531	70,418	13,887	25%	13,887	25%	2,239	3%
Total managed assets	$191,150	$214,145	$235,978	$243,180	$246,007	$191,150	$246,007	$54,857	29%	$54,857	29%	$2,827	1%

Total Managed Assets by Type
Equity	$64,559	$78,910	$94,539	$98,712	$99,752	$64,559	$99,752	$35,193	55%	$35,193	55%	$1,040	1%
Fixed income	95,080	103,773	110,991	113,752	115,922	95,080	115,922	20,842	22%	20,842	22%	2,170	2%
Money market	10,270	10,117	9,053	7,986	7,231	10,270	7,231	(3,039)	(30)%	(3,039)	(30)%	(755)	(9)%
Alternative	11,604	11,330	11,662	11,590	11,808	11,604	11,808	204	2%	204	2%	218	2%
Hybrid and other	9,637	10,015	9,733	11,140	11,294	9,637	11,294	1,657	17%	1,657	17%	154	1%
Total managed assets by type	$191,150	$214,145	$235,978	$243,180	$246,007	$191,150	$246,007	$54,857	29%	$54,857	29%	$2,827	1%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward
Retail Funds
Beginning assets	$63,970	$59,832	$66,010	$74,592	$76,860	$63,970	$76,860	$12,890	20%	$12,890	20%	$2,268	3%
Net flows	(1,258)	(861)	299	(565)	(1,096)	(1,258)	(1,096)	162	13%	162	13%	(531)	(94)%
Market appreciation (depreciation) and other	(2,880)	7,039	8,283	2,833	2,867	(2,880)	2,867	5,747	#	5,747	#	34	1%
Total ending assets	59,832	66,010	74,592	76,860	78,631	59,832	78,631	18,799	31%	18,799	31%	1,771	2%

Institutional
Beginning assets	46,293	47,954	51,905	53,886	54,961	46,293	54,961	8,668	19%	8,668	19%	1,075	2%
Net flows	2,002	1,133	(443)	1,351	112	2,002	112	(1,890)	(94)%	(1,890)	(94)%	(1,239)	(92)%
Market appreciation (depreciation) and other (1)	(341)	2,818	2,424	(276)	1,455	(341)	1,455	1,796	#	1,796	#	1,731	#
Total ending assets	47,954	51,905	53,886	54,961	56,528	47,954	56,528	8,574	18%	8,574	18%	1,567	3%

Alternative
Beginning assets	9,378	9,048	9,131	9,666	9,791	9,378	9,791	413	4%	413	4%	125	1%
Net flows	(623)	48	322	66	193	(623)	193	816	#	816	#	127	#
Market appreciation (depreciation) and other	293	35	213	59	79	293	79	(214)	(73)%	(214)	(73)%	20	34%
Total ending assets	9,048	9,131	9,666	9,791	10,063	9,048	10,063	1,015	11%	1,015	11%	272	3%

Trust
Beginning assets	8,482	8,519	7,945	7,786	7,535	8,482	7,535	(947)	(11)%	(947)	(11)%	(251)	(3)%
Net flows	54	(745)	(330)	(331)	(65)	54	(65)	(119)	#	(119)	#	266	80%
Market appreciation (depreciation) and other	(17)	171	171	80	85	(17)	85	102	#	102	#	5	6%
Total ending assets	8,519	7,945	7,786	7,535	7,555	8,519	7,555	(964)	(11)%	(964)	(11)%	20	—

Other and Eliminations	(152)	(160)	(140)	(143)	(153)	(152)	(153)	(1)	(1)%	(1)	(1)%	(10)	(7)%
Total Domestic managed assets	$125,201	$134,831	$145,790	$149,004	$152,624	$125,201	$152,624	$27,423	22%	$27,423	22%	$3,620	2%

Total Domestic net flows	$175	$(425)	$(152)	$521	$(856)	$175	$(856)	$(1,031)	#	$(1,031)	#	$(1,377)	#

(1) Included in Market appreciation (depreciation) and other are share repurchase, debt repurchase, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$16,361	$15,651	$22,107	$26,565	$29,090	$16,361	$29,090	$12,729	78%	$12,729	78%	$2,525	10%
Net flows	642	1,224	1,447	1,483	1,344	642	1,344	702	#	702	#	(139)	(9)%
Market appreciation (depreciation)	(1,054)	545	3,673	707	1,665	(1,054)	1,665	2,719	#	2,719	#	958	#
Foreign currency translation (1)	(330)	2,517	(745)	297	(1,769)	(330)	(1,769)	(1,439)	#	(1,439)	#	(2,066)	#
Other (2)	32	2,170	83	38	63	32	63	31	97%	31	97%	25	66%
Total ending assets	15,651	22,107	26,565	29,090	30,393	15,651	30,393	14,742	94%	14,742	94%	1,303	4%

Institutional
Beginning assets	55,342	50,179	58,347	65,120	66,934	55,342	66,934	11,592	21%	11,592	21%	1,814	3%
Net flows	(1,277)	(675)	943	(384)	(1,300)	(1,277)	(1,300)	(23)	(2)%	(23)	(2)%	(916)	#
Market appreciation (depreciation)	(3,148)	636	7,224	930	3,014	(3,148)	3,014	6,162	#	6,162	#	2,084	#
Foreign currency translation (1)	(1,110)	7,595	(1,873)	784	(4,036)	(1,110)	(4,036)	(2,926)	#	(2,926)	#	(4,820)	#
Other	372	612	479	484	385	372	385	13	3%	13	3%	(99)	(20)%
Total ending assets	50,179	58,347	65,120	66,934	64,997	50,179	64,997	14,818	30%	14,818	30%	(1,937)	(3)%

Alternative
Beginning assets	2,544	2,510	2,036	1,997	1,799	2,544	1,799	(745)	(29)%	(745)	(29)%	(198)	(10)%
Net flows	313	(79)	86	(235)	(22)	313	(22)	(335)	#	(335)	#	213	91%
Market appreciation (depreciation)	(295)	(700)	(66)	4	65	(295)	65	360	#	360	#	61	#
Foreign currency translation (1)	(52)	305	(59)	29	(108)	(52)	(108)	(56)	#	(56)	#	(137)	#
Other	—	—	—	4	11	—	11	11	—	11	—	7	#
Total ending assets	2,510	2,036	1,997	1,799	1,745	2,510	1,745	(765)	(30)%	(765)	(30)%	(54)	(3)%

Total International managed assets	$68,340	$82,490	$93,682	$97,823	$97,135	$68,340	$97,135	$28,795	42%	$28,795	42%	$(688)	(1)%

Total International net flows	$(322)	$470	$2,476	$864	$22	$(322)	$22	$344	#	$344	#	$(842)	(97)%

(1) Amounts represent British Pound to US dollar conversion.

(2) Included in Retail funds other, for the 2nd Qtr of 2009, were $ 2.1 B of assets due to the acquisition of Standard Chartered Bank’s World Express Funds investment business.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2010

	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	35%	37%	49%	51%	58%
Fixed income - 12 month	77%	74%	58%	65%	50%
Equity - 3 year	44%	42%	41%	42%	45%
Fixed income - 3 year	71%	79%	72%	72%	68%
Equity - 5 year	51%	59%	67%	63%	71%
Fixed income - 5 year	72%	64%	58%	58%	63%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	31%	39%	52%	72%	78%
Fixed income - 12 month	62%	42%	61%	80%	51%
Equity - 3 year	39%	40%	51%	50%	56%
Fixed income - 3 year	40%	47%	65%	63%	59%
Equity - 5 year	63%	67%	74%	69%	75%
Fixed income - 5 year	63%	39%	61%	58%	58%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	93%	69%	64%	38%	31%
Fixed income - 12 month	64%	73%	82%	60%	60%
Equity - 3 year	93%	93%	89%	90%	93%
Fixed income - 3 year	73%	73%	64%	80%	80%
Equity - 5 year	93%	89%	85%	89%	93%
Fixed income - 5 year	70%	70%	70%	78%	78%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data do not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$90	$104	$118	$126	$127	$90	$127	$37	41%	$37	41%	$1	1%
Distribution fees	57	58	64	68	70	57	70	13	23%	13	23%	2	3%
Net investment income	289	339	343	352	330	289	330	41	14%	41	14%	(22)	(6)%
Premiums	24	23	25	32	31	24	31	7	29%	7	29%	(1)	(3)%
Other revenues	32	38	41	42	44	32	44	12	38%	12	38%	2	5%
Total revenues	492	562	591	620	602	492	602	110	22%	110	22%	(18)	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	492	562	591	620	602	492	602	110	22%	110	22%	(18)	(3)%

Expenses
Distribution expenses	56	49	49	57	61	56	61	5	9%	5	9%	4	7%
Interest credited to fixed accounts	169	201	196	193	192	169	192	23	14%	23	14%	(1)	(1)%
Benefits, claims, losses and settlement expenses	(129)	351	93	103	118	(129)	118	247	#	247	#	15	15%
Amortization of deferred acquisition costs	219	(182)	(64)	64	60	219	60	(159)	(73)%	(159)	(73)%	(4)	(6)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	48	49	49	46	51	48	51	3	6%	3	6%	5	11%
Total expenses	363	468	323	463	482	363	482	119	33%	119	33%	19	4%
Pretax segment income	129	94	268	157	120	129	120	(9)	(7)%	(9)	(7)%	(37)	(24)%
Realized (gains) losses included in net investment income	(20)	(8)	—	(16)	(3)	(20)	(3)	17	85%	17	85%	13	81%
Pretax operating earnings (1)	$109	$86	$268	$141	$117	$109	$117	8	7%	8	7%	(24)	(17)%

Margins
Pretax segment margin	26.2%	16.7%	45.3%	25.3%	19.9%	26.2%	19.9%	(6.3)%		(6.3)%		(5.4)%
Pretax operating margin (1)	23.1%	15.5%	45.3%	23.3%	19.5%	23.1%	19.5%	(3.6)%		(3.6)%		(3.8)%

Return on Equity
Allocated equity	$2,774	$2,093	$2,322	$2,459	$2,317	$2,774	$2,317	$(457)	(16)%	$(457)	(16)%	$(142)	(6)%
Return on allocated equity (1) (2)	(5.5)%	(5.0)%	3.2%	17.0%	17.4%	(5.5)%	17.4%	22.9%		22.9%		0.4%
Operating return on allocated equity (1) (2)	3.0%	3.1%	6.9%	15.8%	16.6%	3.0%	16.6%	13.6%		13.6%		0.8%

Net Investment Income
Investment income on fixed maturities	$259	$314	$336	$337	$324	$259	$324	$65	25%	$65	25%	$(13)	(4)%
Realized gains (losses)	20	8	—	16	3	20	3	(17)	(85)%	(17)	(85)%	(13)	(81)%
Other (including seed money)	10	17	7	(1)	3	10	3	(7)	(70)%	(7)	(70)%	4	#
Total net investment income	$289	$339	$343	$352	$330	$289	$330	$41	14%	$41	14%	$(22)	(6)%

Benefits Expense
Net variable annuity living benefits market impact (3)	$267	$(360)	$(66)	$(3)	$(24)	$267	$(24)	$(291)	#	$(291)	#	$(21)	#

Total annuity net flows	$1,779	$1,129	$527	$255	$(68)	$1,779	$(68)	$(1,847)	#	$(1,847)	#	$(323)	#

(1) See non-GAAP financial information on pages 38, and 45 - 49.

(2) Calculated using the statutory tax rate of 35%.

(3) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Operating earnings	$81	$34	$189	$82	$57	$81	$57	$(24)	(30)%	$(24)	(30)%	$(25)	(30)%
Allocated equity	$1,099	$801	$988	$1,005	$971	$1,099	$971	$(128)	(12)%	$(128)	(12)%	$(34)	(3)%
Operating return on allocated equity (1) (2)	3.3%	1.9%	6.3%	24.1%	24.2%	3.3%	24.2%	20.9%		20.9%		0.1%

Fixed Annuities (3)
Operating earnings	$28	$52	$79	$59	$60	$28	$60	$32	#	$32	#	$1	2%
Allocated equity	$1,675	$1,292	$1,334	$1,454	$1,346	$1,675	$1,346	$(329)	(20)%	$(329)	(20)%	$(108)	(7)%
Operating return on allocated equity (1) (2)	14.4%	14.4%	16.0%	9.8%	11.4%	14.4%	11.4%	(3.0)%		(3.0)%		1.6%

Variable Annuities Rollforward
Beginning balance	$43,280	$41,468	$47,104	$52,995	$55,106	$43,280	$55,106	$11,826	27%	$11,826	27%	$2,111	4%
Deposits	1,322	1,411	1,435	1,378	1,181	1,322	1,181	(141)	(11)%	(141)	(11)%	(197)	(14)%
Withdrawals and terminations	(994)	(844)	(909)	(980)	(1,083)	(994)	(1,083)	(89)	(9)%	(89)	(9)%	(103)	(11)%
Net flows	328	567	526	398	98	328	98	(230)	(70)%	(230)	(70)%	(300)	(75)%
Investment performance and interest credited	(2,137)	5,060	5,365	1,713	1,859	(2,137)	1,859	3,996	#	3,996	#	146	9%
Other	(3)	9	—	—	(85)	(3)	(85)	(82)	#	(82)	#	(85)	—
Total ending balance - contract accumulation values	$41,468	$47,104	$52,995	$55,106	$56,978	$41,468	$56,978	$15,510	37%	$15,510	37%	$1,872	3%

Variable annuities fixed sub-accounts	$5,919	$5,987	$6,036	$6,124	$6,119	$5,919	$6,119	$200	3%	$200	3%	$(5)	—

Fixed Annuities Rollforward
Beginning balance	$12,228	$13,805	$14,464	$14,615	$14,623	$12,228	$14,623	$2,395	20%	$2,395	20%	$8	—
Deposits	2,097	974	343	167	163	2,097	163	(1,934)	(92)%	(1,934)	(92)%	(4)	(2)%
Withdrawals and terminations	(646)	(412)	(342)	(310)	(329)	(646)	(329)	317	49%	317	49%	(19)	(6)%
Net flows	1,451	562	1	(143)	(166)	1,451	(166)	(1,617)	#	(1,617)	#	(23)	(16)%
Policyholder interest credited	126	145	151	151	142	126	142	16	13%	16	13%	(9)	(6)%
Other	—	(48)	(1)	—	—	—	—	—	—	—	—	—	—
Total ending balance - contract accumulation values	$13,805	$14,464	$14,615	$14,623	$14,599	$13,805	$14,599	$794	6%	$794	6%	$(24)	—

Capitalized Interest	$10	$10	$9	$8	$5	$10	$5	$(5)	(50)%	$(5)	(50)%	$(3)	(38)%

Payout Annuities Reserve Balance	$2,082	$2,115	$2,104	$2,102	$2,094	$2,082	$2,094	$12	1%	$12	1%	$(8)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	5.5%	6.3%	6.4%	6.1%	6.0%	5.5%	6.0%	0.5%		0.5%		(0.1)%
Crediting rate excluding capitalized interest	(3.8)%	(4.0)%	(4.0)%	(3.9)%	(3.9)%	(3.8)%	(3.9)%	(0.1)%		(0.1)%		—
Tax equivalent margin spread	1.7%	2.3%	2.4%	2.2%	2.1%	1.7%	2.1%	0.4%		0.4%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$2,063	$1,894	$2,060	$2,116	$2,132	$2,063	$2,132	$69	3%	$69	3%	$16	1%
Capitalization	61	68	68	64	53	61	53	(8)	(13)%	(8)	(13)%	(11)	(17)%
Amortization per income statement	(207)	200	70	(48)	(46)	(207)	(46)	161	78%	161	78%	2	4%
Other (FAS 115)	(23)	(102)	(82)	—	(18)	(23)	(18)	5	22%	5	22%	(18)	—
Total ending balance	$1,894	$2,060	$2,116	$2,132	$2,121	$1,894	$2,121	$227	12%	$227	12%	$(11)	(1)%

Total Fixed Annuities DAC
Beginning balance	$316	$366	$389	$304	$301	$316	$301	$(15)	(5)%	$(15)	(5)%	$(3)	(1)%
Capitalization	99	46	19	8	7	99	7	(92)	(93)%	(92)	(93)%	(1)	(13)%
Amortization per income statement	(12)	(18)	(6)	(16)	(14)	(12)	(14)	(2)	(17)%	(2)	(17)%	2	13%
Other (FAS 115)	(37)	(5)	(98)	5	(47)	(37)	(47)	(10)	(27)%	(10)	(27)%	(52)	#
Total ending balance	$366	$389	$304	$301	$247	$366	$247	$(119)	(33)%	$(119)	(33)%	$(54)	(18)%

(1)        Calculated using the statutory tax rate of 35%.

(2)        See non-GAAP financial information on pages 38, and 45 - 49.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which have been approximately 98% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        The Gross rate of returns on invested assets for both the 4th quarter 2009 and the first quarter of 2010 are affected by significant purchases of forward settle Agency Backed TBA positions that are recorded on a trade basis. Without these positions, the Gross rate of return on invested assets for the 4th quarter 2009 would be approximately 6.3%, and 6.1% for 1st quarter 2010.

#            Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$10	$11	$13	$13	$13	$10	$13	$3	30%	$3	30%	$—	—
Distribution fees	24	24	24	25	24	24	24	—	—	—	—	(1)	(4)%
Net investment income	100	97	112	113	103	100	103	3	3%	3	3%	(10)	(9)%
Premiums	247	254	257	262	257	247	257	10	4%	10	4%	(5)	(2)%
Other revenues	115	111	44	116	110	115	110	(5)	(4)%	(5)	(4)%	(6)	(5)%
Total revenues	496	497	450	529	507	496	507	11	2%	11	2%	(22)	(4)%
Banking and deposit interest expense	—	—	—	1	—	—	—	—	—	—	—	(1)	#
Total net revenues	496	497	450	528	507	496	507	11	2%	11	2%	(21)	(4)%

Expenses
Distribution expenses	5	6	4	7	8	5	8	3	60%	3	60%	1	14%
Interest credited to fixed accounts	36	36	36	36	36	36	36	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	229	236	213	246	236	229	236	7	3%	7	3%	(10)	(4)%
Amortization of deferred acquisition costs	61	51	(5)	52	52	61	52	(9)	(15)%	(9)	(15)%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	53	58	57	58	56	53	56	3	6%	3	6%	(2)	(3)%
Total expenses	384	387	305	399	388	384	388	4	1%	4	1%	(11)	(3)%

Pretax segment income	112	110	145	129	119	112	119	7	6%	7	6%	(10)	(8)%
Realized (gains) losses included in net investment income	(8)	1	(7)	(13)	(1)	(8)	(1)	7	88%	7	88%	12	92%
Pretax operating earnings (1)	$104	$111	$138	$116	$118	$104	$118	14	13%	14	13%	2	2%

Margins
Pretax segment margin	22.6%	22.1%	32.2%	24.4%	23.5%	22.6%	23.5%	0.9%		0.9%		(0.9)%
Pretax operating margin (1)	21.3%	22.3%	31.2%	22.5%	23.3%	21.3%	23.3%	2.0%		2.0%		0.8%

Return on Equity
Allocated equity	$2,388	$2,450	$2,463	$2,540	$2,560	$2,388	$2,560	$172	7%	$172	7%	$20	1%
Return on allocated equity (1) (2)	9.9%	9.7%	10.7%	13.2%	13.2%	9.9%	13.2%	3.3%		3.3%		—
Operating return on allocated equity (1) (2)	12.1%	11.9%	11.5%	12.5%	12.7%	12.1%	12.7%	0.6%		0.6%		0.2%

Net Investment Income
Investment income on fixed maturities	$81	$85	$94	$93	$95	$81	$95	$14	17%	$14	17%	$2	2%
Realized gains (losses)	8	(1)	7	13	1	8	1	(7)	(88)%	(7)	(88)%	(12)	(92)%
Other (including seed money)	11	13	11	7	7	11	7	(4)	(36)%	(4)	(36)%	—	—

Total net investment income	$100	$97	$112	$113	$103	$100	$103	$3	3%	$3	3%	$(10)	(9)%

Product Information
Long Term Care
Operating earnings	$10	$5	$9	$12	$14	$10	$14	$4	40%	$4	40%	$2	17%
Allocated equity	$569	$578	$590	$620	$622	$569	$622	$53	9%	$53	9%	$2	—
Operating return on allocated equity (1) (2)	1.5%	1.9%	3.1%	4.0%	4.4%	1.5%	4.4%	2.9%		2.9%		0.4%

Protection excluding Long Term Care
Operating earnings	$94	$106	$129	$104	$104	$94	$104	$10	11%	$10	11%	$—	—
Allocated equity	$1,819	$1,872	$1,873	$1,920	$1,938	$1,819	$1,938	$119	7%	$119	7%	$18	1%
Operating return on allocated equity (1) (2)	15.5%	15.1%	14.2%	15.2%	15.3%	15.5%	15.3%	(0.2)%		(0.2)%		0.1%

(1)   See non-GAAP financial information on pages 38, and 45 - 49.

(2)   Calculated using the statutory tax rate of 35%.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$33	$45	$55	$56	$54	$33	$54	$21	64%	$21	64%	$(2)	(4)%
Term and whole life	3	4	4	4	3	3	3	—	—	—	—	(1)	(25)%
Disability insurance	1	3	1	2	1	1	1	—	—	—	—	(1)	(50)%
Auto and Home	165	165	178	166	177	165	177	12	7%	12	7%	11	7%
Total cash sales	$202	$217	$238	$228	$235	$202	$235	$33	16%	$33	16%	$7	3%

VUL / UL Policyholder Account Balances
Beginning balance	$7,570	$7,350	$7,957	$8,593	$8,803	$7,570	$8,803	$1,233	16%	$1,233	16%	$210	2%
Premiums and deposits	228	231	242	248	236	228	236	8	4%	8	4%	(12)	(5)%
Investment performance and interest	(260)	644	674	244	247	(260)	247	507	#	507	#	3	1%
Withdrawals and surrenders	(254)	(268)	(280)	(282)	(277)	(254)	(277)	(23)	(9)%	(23)	(9)%	5	2%
Other	66	—	—	—	—	66	—	(66)	#	(66)	#	—	—
Total ending balance	$7,350	$7,957	$8,593	$8,803	$9,009	$7,350	$9,009	$1,659	23%	$1,659	23%	$206	2%

Premiums by Product
Term and whole life	$14	$14	$14	$14	$13	$14	$13	$(1)	(7)%	$(1)	(7)%	$(1)	(7)%
Disability insurance	43	42	43	42	41	43	41	(2)	(5)%	(2)	(5)%	(1)	(2)%
Long term care	29	30	30	31	29	29	29	—	—	—	—	(2)	(6)%
Auto and Home	156	160	164	168	167	156	167	11	7%	11	7%	(1)	(1)%
Intercompany premiums	5	8	6	7	7	5	7	2	40%	2	40%	—	—
Total premiums by product	$247	$254	$257	$262	$257	$247	$257	$10	4%	$10	4%	$(5)	(2)%

Auto and Home Insurance
Policy count (thousands)	558	570	581	594	608	558	608	50	9%	50	9%	14	2%
Loss ratio	79.6%	79.6%	80.4%	81.8%	81.3%	79.6%	81.3%	1.7%		1.7%		(0.5)%
Expense ratio	14.8%	15.2%	15.0%	17.5%	14.7%	14.8%	14.7%	(0.1)%		(0.1)%		(2.8)%
Combined ratio	94.4%	94.8%	95.4%	99.3%	96.0%	94.4%	96.0%	1.6%		1.6%		(3.3)%

DAC Rollforward
Life and Health
Beginning balance	$1,946	$1,920	$1,858	$1,853	$1,852	$1,946	$1,852	$(94)	(5)%	$(94)	(5)%	$(1)	—
Capitalization	29	30	32	33	27	29	27	(2)	(7)%	(2)	(7)%	(6)	(18)%
Amortization per income statement	(48)	(38)	17	(39)	(39)	(48)	(39)	9	19%	9	19%	—	—
Other (FAS 115)	(7)	(54)	(54)	5	(12)	(7)	(12)	(5)	(71)%	(5)	(71)%	(17)	#
Total ending balance	$1,920	$1,858	$1,853	$1,852	$1,828	$1,920	$1,828	$(92)	(5)%	$(92)	(5)%	$(24)	(1)%

Life insurance in force	$192,022	$192,186	$192,558	$192,871	$192,477	$192,022	$192,477	$455	—	$455	—	$(394)	—

Net Amount at Risk	$55,578	$54,336	$53,346	$52,575	$51,502	$55,578	$51,502	$(4,076)	(7)%	$(4,076)	(7)%	$(1,073)	(2)%

Net Policyholder Reserves
VUL / UL	$6,360	$6,911	$7,552	$7,776	$7,991	$6,360	$7,991	$1,631	26%	$1,631	26%	$215	3%
Term and whole life	236	234	238	236	230	236	230	(6)	(3)%	(6)	(3)%	(6)	(3)%
Disability insurance	469	472	476	480	486	469	486	17	4%	17	4%	6	1%
Long term care and other	2,351	2,374	2,401	2,424	2,443	2,351	2,443	92	4%	92	4%	19	1%
Auto and Home loss and LAE reserves	303	304	306	313	314	303	314	11	4%	11	4%	1	—
Total net policyholder reserves	$9,719	$10,295	$10,973	$11,229	$11,464	$9,719	$11,464	$1,745	18%	$1,745	18%	$235	2%

(1)   Includes lump sum deposits.

#    Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q			YTD Chg - 1Q			Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	(20)	(14)	(12)	(11)	79	(20)	79	99		#	99		#	90		#
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	39	1	6	44	78	39	78	39		#	39		#	34	77%
Total revenues	19	(13)	(6)	33	157	19	157	138		#	138		#	124		#
Banking and deposit interest expense	2	(1)	3	3	—	2	—	(2)		#	(2)		#	(3)		#
Total net revenues	17	(12)	(9)	30	157	17	157	140		#	140		#	127		#

Expenses
Distribution expenses	1	1	—	1	—	1	—	(1)		#	(1)		#	(1)		#
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	26	28	45	28	64	26	64	38		#	38		#	36		#
General and administrative expense	28	33	41	44	40	28	40	12	43%		12	43%		(4)	(9)%
Total expenses	55	62	86	73	104	55	104	49	89%		49	89%		31	42%
Pretax segment income (loss)	(38)	(74)	(95)	(43)	53	(38)	53	91		#	91		#	96		#
Pretax income (loss) attributable to noncontrolling interests	(14)	(8)	—	37	82	(14)	82	96		#	96		#	45		#
Pretax segment income (loss) attributable to Ameriprise Financial	(24)	(66)	(95)	(80)	(29)	(24)	(29)	(5)	(21)%		(5)	(21)%		51	64%

Net Investment Income
Investment income on fixed maturities	$—	$—	$1	$—	$96	$—	$96	$96	—		$96	—		$96	—
Realized gains (losses)	—	7	2	(9)	(13)	—	(13)	(13)	—		(13)	—		(4)	(44)%
Affordable housing	(6)	(7)	(7)	(5)	(3)	(6)	(3)	3	50%		3	50%		2	40%
Other	(14)	(14)	(8)	3	(1)	(14)	(1)	13	93%		13	93%		(4)		#
Total net investment income	$(20)	$(14)	$(12)	$(11)	$79	$(20)	$79	99		#	99		#	90		#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment - Consolidated Investment Entities

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q			YTD Chg - 1Q			Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	1	(1)	1	79	1	79	78		#	78		#	78		#
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	(12)	(7)	4	43	57	(12)	57	69		#	69		#	14	33%
Total revenues	(11)	(6)	3	44	136	(11)	136	147		#	147		#	92		#
Banking and deposit interest expense	1	1	1	3	—	1	—	(1)		#	(1)		#	(3)		#
Total net revenues	(12)	(7)	2	41	136	(12)	136	148		#	148		#	95		#

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	—	—	40	—	40	40	—		40	—		40	—
General and administrative expense	2	1	2	4	14	2	14	12		#	12		#	10		#
Total expenses	2	1	2	4	54	2	54	52		#	52		#	50		#
Pretax segment income (loss)	(14)	(8)	—	37	82	(14)	82	96		#	96		#	45		#
Pretax income (loss) attributable to noncontrolling interests	(14)	(8)	—	37	82	(14)	82	96		#	96		#	45		#
Pretax segment income (loss) attributable to CIEs	—	—	—	—	—	—	—	—	—		—	—		—	—

Net Investment Income
Investment income on fixed maturities	$—	$—	$—	$—	$93	$—	$93	$93	—		$93	—		$93	—
Realized gains (losses)	—	—	—	—	(14)	—	(14)	(14)	—		(14)	—		(14)	—
Affordable housing	—	—	—	—	—	—	—	—	—		—	—		—	—
Other	1	1	(1)	1	—	1	—	(1)		#	(1)		#	(1)		#
Total net investment income	$1	$1	$(1)	$1	$79	$1	$79	78		#	78		#	78		#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment  Excluding Consolidated Investment Entities

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(21)	(15)	(11)	(12)	—	(21)	—	21	#	21	#	12		#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	51	8	2	1	21	51	21	(30)	(59)%	(30)	(59)%	20		#
Total revenues	30	(7)	(9)	(11)	21	30	21	(9)	(30)%	(9)	(30)%	32		#
Banking and deposit interest expense	1	(2)	2	—	—	1	—	(1)	#	(1)	#	—	—
Total net revenues	29	(5)	(11)	(11)	21	29	21	(8)	(28)%	(8)	(28)%	32		#

Expenses
Distribution expenses	1	1	—	1	—	1	—	(1)	#	(1)	#	(1)		#
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	26	28	45	28	24	26	24	(2)	(8)%	(2)	(8)%	(4)	(14)%
General and administrative expense	26	32	39	40	26	26	26	—	—	—	—	(14)	(35)%
Total expenses	53	61	84	69	50	53	50	(3)	(6)%	(3)	(6)%	(19)	(28)%
Pretax segment (loss)	(24)	(66)	(95)	(80)	(29)	(24)	(29)	(5)	(21)%	(5)	(21)%	51	64%
Integration charges included in general and administrative expense (1)	—	—	4	—	—	—	—	—	—	—	—	—	—
Realized (gains) losses included in net investment income	—	(7)	(2)	9	(1)	—	(1)	(1)	—	(1)	—	(10)		#

Pretax operating earnings (loss) (2)	$(24)	$(73)	$(93)	$(71)	$(30)	$(24)	$(30)	$(6)	(25)%	$(6)	(25)%	$41	58%

Net Investment Income
Investment income on fixed maturities	$—	$—	$1	$—	$3	$—	$3	$3	—	$3	—	$3	—
Realized gains (losses)	—	7	2	(9)	1	—	1	1	—	1	—	10		#
Affordable housing	(6)	(7)	(7)	(5)	(3)	(6)	(3)	3	50%	3	50%	2	40%
Other	(15)	(15)	(7)	2	(1)	(15)	(1)	14	93%	14	93%	(3)		#
Total net investment income	$(21)	$(15)	$(11)	$(12)	$—	$(21)	$—	21	#	21	#	12		#

Allocated equity	$484	$2,087	$2,144	$2,210	$2,555	$484	$2,555	2,071	#	$2,071	#	$345	16%

(1) Integration charges incurred for acquisition of Columbia

(2) See non-GAAP financial information on pages 38, and 45 - 49.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(23)	$(35)	$(31)	$(32)	$(41)	$(23)	$(41)	$(18)	(78)%	$(18)	(78)%	$(9)	(28)%
Distribution fees	(248)	(208)	(208)	(209)	(197)	(248)	(197)	51	21%	51	21%	12	6%
Net investment income	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Premiums	(5)	(8)	(6)	(7)	(6)	(5)	(6)	(1)	(20)%	(1)	(20)%	1	14%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(276)	(251)	(246)	(248)	(244)	(276)	(244)	32	12%	32	12%	4	2%
Banking and deposit interest expense	(1)	—	—	(1)	—	(1)	—	1	#	1	#	1	#
Total net revenues	(275)	(251)	(246)	(247)	(244)	(275)	(244)	31	11%	31	11%	3	1%

Expenses
Distribution expenses	(222)	(187)	(192)	(192)	(186)	(222)	(186)	36	16%	36	16%	6	3%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(53)	(64)	(54)	(55)	(58)	(53)	(58)	(5)	(9)%	(5)	(9)%	(3)	(5)%
Total expenses	(275)	(251)	(246)	(247)	(244)	(275)	(244)	31	11%	31	11%	3	1%

Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2010

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2010

(in millions, unaudited)	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Assets
Ameriprise Financial
Cash and cash equivalents	$5,796	$4,469	$3,580	$3,097	$4,816
Investments	30,717	34,763	36,810	36,938	35,765
Separate account assets	42,014	48,661	55,576	58,129	60,326
Receivables	3,579	4,067	4,247	4,435	4,768
Deferred acquisition costs	4,237	4,361	4,323	4,334	4,243
Restricted and segregated cash	1,721	1,655	1,718	1,452	1,532
Other assets	6,124	4,779	4,299	4,290	4,011
Total Ameriprise Financial assets	94,188	102,755	110,553	112,675	115,461

Consolidated Investment Entities
Cash and cash equivalents	90	75	104	181	613
Investments	21	30	37	36	5,349
Receivables	16	10	22	49	80
Other assets	266	344	485	833	874
Total Consolidated Investment Entities assets	393	459	648	1,099	6,916
Total Assets	$94,581	$103,214	$111,201	$113,774	$122,377

Liabilities
Ameriprise Financial
Future policy benefits and claims	$30,956	$30,916	$31,042	$30,886	$30,866
Separate account liabilities	42,014	48,661	55,576	58,129	60,326
Customer deposits	8,465	9,216	9,028	8,554	8,632
Debt	1,850	2,318	1,868	1,868	2,612
Accounts payable and accrued expenses	713	825	765	918	748
Other liabilities	3,843	2,743	3,266	3,093	2,743
Total Ameriprise Financial liabilities	87,841	94,679	101,545	103,448	105,927

Consolidated Investment Entities
Debt	72	117	208	381	5,502
Accounts payable and accrued expenses	6	8	13	28	17
Other liabilities	25	36	41	41	231
Total Consolidated Investment Entities liabilities	103	161	262	450	5,750
Total Liabilities	$87,944	$94,840	$101,807	$103,898	$111,677

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,719	5,641	5,699	5,748	5,819
Retained earnings	4,817	4,875	5,091	5,282	5,451
Appropriated retained earnings of consolidated investment entities	—	—	—	—	508
Treasury stock	(2,021)	(2,021)	(2,021)	(2,023)	(2,038)
Accumulated other comprehensive income (loss), net of tax	(1,134)	(388)	277	263	365
Total Ameriprise Financial shareholders’ equity	6,384	8,110	9,049	9,273	10,108

Noncontrolling interests	253	264	345	603	592
Total Equity	6,637	8,374	9,394	9,876	10,700
Total Liabilities and Shareholders’ Equity	$94,581	$103,214	$111,201	$113,774	$122,377

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2010

(in millions unless otherwise noted, unaudited)	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Debt Summary
Senior notes	$1,500	$1,990	$1,540	$1,540	$2,284
Junior subordinated notes	344	322	322	322	322
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial debt	1,850	2,318	1,868	1,868	2,612
Non-recourse debt of consolidated investment entities	72	117	208	381	5,502
Total debt	$1,922	$2,435	$2,076	$2,249	$8,114

Total debt	$1,922	$2,435	$2,076	$2,249	$8,114
Total non-recourse debt	(78)	(123)	(214)	(387)	(5,508)
Total debt excluding non-recourse debt (1)	1,844	2,312	1,862	1,862	2,606
Junior subordinated notes 75% equity credit (2)	(258)	(242)	(242)	(242)	(242)
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,586	$2,070	$1,620	$1,620	$2,364

Total Equity	$6,637	$8,374	$9,394	$9,876	$10,700
Noncontrolling interests	(253)	(264)	(345)	(603)	(592)
Total Ameriprise Financial shareholders’ equity	6,384	8,110	9,049	9,273	10,108
Equity of consolidated investment entities	—	—	—	—	(482)
Total equity excluding CIEs (1)	$6,384	$8,110	$9,049	$9,273	$9,626

Total Ameriprise Financial capital	8,234	10,428	10,917	11,141	12,720
Total capital excluding non-recourse debt and equity of CIEs (1)	8,228	10,422	10,911	11,135	12,232

Debt to capital
Debt to total capital of Ameriprise Financial	22.5%	22.2%	17.1%	16.8%	20.5%
Debt to total capital excluding non-recourse debt and equity of CIEs (1)	22.4%	22.2%	17.1%	16.7%	21.3%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (1)	19.3%	19.9%	14.8%	14.5%	19.3%

Ratings (as of March 31, 2010 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)    See non-GAAP financial information on pages 38, and 45 - 49.

(2)    The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(3)    For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2010

(in millions unless otherwise noted, unaudited)	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Cash and cash equivalents	$5,796	$4,469	$3,580	$3,097	$4,816

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	12,969	15,016	16,487	16,123	15,629

Residential mortgage backed securities	6,720	7,434	8,049	7,770	7,317
Commercial mortgage backed securities	3,438	4,056	4,373	4,613	4,467
Asset backed securities	1,305	1,909	1,846	1,994	1,968
Total mortgage and other asset backed securities	11,463	13,399	14,268	14,377	13,752

Other structured investments	38	49	55	58	—
State and municipal obligations	947	1,089	1,322	1,417	1,569
US government and agencies obligations	188	185	312	387	229
Foreign government bonds and obligations	105	106	109	108	108
Common and preferred stocks	23	39	48	43	50
Other AFS	29	28	24	33	77
Total other	1,330	1,496	1,870	2,046	2,033
Total available-for-sale securities	25,762	29,911	32,625	32,546	31,414

Commercial mortgage loans	2,871	2,786	2,735	2,695	2,682
Allowance for loan losses	(19)	(28)	(29)	(32)	(39)
Commercial mortgage loans, net	2,852	2,758	2,706	2,663	2,643

Policy loans	722	715	719	720	720
Trading securities	853	874	276	556	544
Other investments	528	505	484	453	444
Total investments	30,717	34,763	36,810	36,938	35,765

Total cash, cash equivalents and investments	$36,513	$39,232	$40,390	$40,035	$40,581

Net unrealized gain (loss) Available-for-Sale Securities	$(1,822)	$(577)	$799	$686	$1,031

AFS Fixed Maturity Asset Quality - %
AAA	42%	42%	41%	41%	41%
AA	6%	4%	4%	5%	5%
AFS securities AA and above	48%	46%	45%	46%	46%
A	15%	13%	16%	15%	15%
BBB	31%	34%	33%	33%	34%
Below investment grade	6%	7%	6%	6%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	6%	7%	6%	5%	5%

(1)             Investments excluding investments of CIEs

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Effective January 1, 2010, in accordance with the adoption of a new accounting standard, the Company consolidated $5.8 billion of client assets and $6.1 billion of liabilities in variable interest entities (“VIEs”).  Prior to adoption, the Company consolidated certain property funds and hedge funds (Consolidated Managed Funds). These entities and the VIEs are defined as Consolidated Investment Entities (“CIEs”).

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Return on equity excluding AOCI;

• Ameriprise Financial’s shareholders’ equity excluding AOCI;

• Ameriprise Financial’s shareholders’ equity excluding AOCI/outstanding shares;

• Ameriprise Financial’s shareholders’ equity excluding CIEs;

• Ameriprise Financial’s shareholders’ equity excluding CIEs and AOCI;

• Ameriprise Financial’s shareholders’ equity excluding CIEs and AOCI/outstanding shares;

• Debt to total capital excluding non-recourse debt and equity or CIEs;

• Pretax operating earnings (loss);

• Pretax operating earnings;

• Pretax operating (loss);

• Pretax operating margin;

• Return on allocated equity;

• Operating return on allocated equity;

• Total equity excluding CIEs;

• Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding CIEs;

• Total capital excluding non-recourse debt and equity of CIEs;

• Debt to capital excluding non-recourse debt and equity of CIEs;

• Debt to capital excluding non-recourse debt and equity of CIEs and 75% equity credit;

• Basic operating earnings per share;

• Operating earnings per diluted share;

• Operating revenue;

• Operating margin;

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  See the reconciliations on pages 45 - 49.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Our affiliated financial advisors utilize a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. RiverSource Investments predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through unaffiliated advisors. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes, separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients primarily distributed through our affiliated financial advisors and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our branded advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) is based on management’s best estimate of capital required by the business, and may include capital for contingences.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.  See FAS 115 explanation below.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by Total Capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

FAS 115 - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets External Client - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource and Seligman families of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Assets Owned - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses), plus integration charges.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to statutory tax rate of 35% for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America, Inc. (“SAI”) is a registered broker-dealer and an insurance agency.

Separate Account - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2010

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

Included in Operating Earnings

	1 Qtr 2009		2 Qtr 2009			3 Qtr 2009					4 Qtr 2009			1 Qtr 2010
	Asset Management	Corporate	Asset Management	Corporate		Asset Management	Annuities	Protection	Corporate		Asset Management	Protection	Corporate	Advice & Wealth Management	Asset Management	Annuities	Corporate
		Jr. Subordinated			Jr. Subordinated					Debt	Hedge Fund
	Threadneedle	Notes	Legal	Legal	Notes	Legal	Valuation	Valuation	RiverSource	Retirement	Performance	Reserve	Legal	Reserve	Threadneedle	VA Cash	Reserve
(in millions, unaudited)	Valuation (8)	Repurchase (1)	Expenses (2)	Expenses (2)	Repurchase (1)	Expenses (2)	Assumptions (3)	Assumptions (3)	2a-7 Fund (4)	Costs (5)	Fees (6)	Increase (7)	Expenses (2)	Fund (9)	Valuation (8)	Impact (10)	Fund (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—	—	—	—	—	—	2	—	(5)	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	50	—	—	8	—	—	(65)	—	—	—	—	—	—	—	—	20
Total revenues	—	50	—	—	8	—	—	(65)	—	—	—	—	—	2	—	(5)	20
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	50	—	—	8	—	—	(65)	—	—	—	—	—	2	—	(5)	20

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(47)	(33)	—	—	—	14	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	(64)	(55)	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	13	—	—	—	—	—	—	—
General and administrative expense	(10)	—	16	7	—	10	—	—	10	—	*	—	19	—	27	—	—
Total expenses	(10)	—	16	7	—	10	(111)	(88)	10	13	—	14	19	—	27	—	—
Pretax segment income (loss)	10	50	(16)	(7)	8	(10)	111	23	(10)	(13)	—	(14)	(19)	2	(27)	(5)	20

Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$10	$50	$(16)	$(7)	$8	$(10)	$111	$23	$(10)	$(13)	$30	$(14)	$(19)	$2	$(27)	$(5)	$20

(1)     Gain on the repurchase of certain junior subordinated notes

(2)     Increase in legal expenses related to a previously disclosed client mediation

(3)     Net impact of annual review/updating of valuation assumptions

(4)     Expenses to support $1 Net Asset Value of RiverSource money market funds

(5)     Costs related to the early retirement of $450 million of the company’s notes due in 2010

(6)     The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact

(7)     Increase in VUL/UL reserves related to modeling assumptions

(8)     Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(9)     Benefit from payments by the Reserve Fund

(10)   Impact from raising cash in preparation for the introduction of enhanced variable annuity features

Ameriprise Financial, Inc.

Previously Disclosed Items

Market Impacts

Annuities Segment (1) (2)

(in millions, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(194)	285	48	5
Amortization of deferred acquisition costs	181	(239)	(75)	(3)
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Total expenses	(13)	46	(27)	2
Pretax segment income (loss)	13	(46)	27	(2)
Less: Net loss attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$13	$(46)	$27	$(2)

Protection Segment (2)

(in millions, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	5	(6)	(1)	(1)
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Total expenses	5	(6)	(1)	(1)
Pretax segment income (loss)	(5)	6	1	1
Less: Net loss attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(5)	$6	$1	$1

(1) Variable annuity guarantee impacts

(2) Increase in DAC and DSIC amortization related to market

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2010

GAAP Excluding Consolidated Investment Entities Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation for Revenues Excluding CIEs

First Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010

Revenues
Management and financial advice fees	$554	$606	$689	$855	$774	$554	$774
CIEs	—	(1)	—	(1)	(9)	—	(9)
Management and financial advice fees excluding CIEs	$554	$607	$689	$856	$783	$554	$783

Distribution fees	$311	$351	$367	$391	$391	$311	$391
CIEs	—	—	—	—	—	—	—
Distribution fees excluding CIEs	$311	$351	$367	$391	$391	$311	$391

Net investment income	$418	$511	$538	$535	$590	$418	$590
CIEs	1	1	(1)	1	79	1	79
Net investment income excluding CIEs	$417	$510	$539	$534	$511	$417	$511

Premiums	$266	$269	$276	$287	$282	$266	$282
CIEs	—	—	—	—	—	—	—
Premiums excluding CIEs	$266	$269	$276	$287	$282	$266	$282

Other revenues	$209	$175	$109	$229	$255	$209	$255
CIEs	(12)	(7)	4	43	57	(12)	57
Other revenues excluding CIEs	$221	$182	$105	$186	$198	$221	$198

Total revenues	$1,758	$1,912	$1,979	$2,297	$2,292	$1,758	$2,292
CIEs	(11)	(7)	3	43	127	(11)	127
Total revenues excluding CIEs	$1,769	$1,919	$1,976	$2,254	$2,165	$1,769	$2,165

Banking and deposit interest expense	$42	$38	$33	$28	$21	$42	$21
CIEs	1	1	1	3	—	1	—
Banking and deposit interest expense excluding CIEs	$41	$37	$32	$25	$21	$41	$21

Total net revenues	$1,716	$1,874	$1,946	$2,269	$2,271	$1,716	$2,271
CIEs	(12)	(8)	2	40	127	(12)	127
Total net revenues excluding CIEs	$1,728	$1,882	$1,944	$2,229	$2,144	$1,728	$2,144

Ameriprise Financial, Inc.

Reconciliation for Expenses Excluding CIEs

First Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010

Expenses
Distribution expenses	$384	$432	$462	$504	$525	$384	$525
CIEs	—	—	—	—	—	—	—
Distribution expenses excluding CIEs	$384	$432	$462	$504	$525	$384	$525

Interest credited to fixed accounts	$205	$237	$232	$229	$228	$205	$228
CIEs	—	—	—	—	—	—	—
Interest credited to fixed accounts excluding CIEs	$205	$237	$232	$229	$228	$205	$228

Benefits, claims, losses and settlement expenses	$100	$587	$306	$349	$354	$100	$354
CIEs	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses excluding CIEs	$100	$587	$306	$349	$354	$100	$354

Amortization of deferred acquisition costs	$286	$(125)	$(64)	$120	$118	$286	$118
CIEs	—	—	—	—	—	—	—
Amortization of deferred acquisition costs excluding CIEs	$286	$(125)	$(64)	$120	$118	$286	$118

Interest and debt expense	$26	$28	$45	$28	$64	$26	$64
CIEs	—	—	—	—	40	—	40
Interest and debt expense excluding CIEs	$26	$28	$45	$28	$24	$26	$24

General and administrative expense	$581	$600	$625	$708	$621	$581	$621
CIEs	2	—	2	3	5	2	5
General and administrative expense excluding CIEs	$579	$600	$623	$705	$616	$579	$616

Total expenses	$1,582	$1,759	$1,606	$1,938	$1,910	$1,582	$1,910
CIEs	2	—	2	3	45	2	45
Total expenses excluding CIEs	$1,580	$1,759	$1,604	$1,935	$1,865	$1,580	$1,865

Pretax income (loss)	$134	$115	$340	$331	$361	$134	$361
CIEs	(14)	(8)	—	37	82	(14)	82
Pretax income (loss) excluding CIEs	$148	$123	$340	$294	$279	$148	$279

Income tax provision (benefit)	$18	$28	$80	$57	$65	$18	$65
CIEs	—	—	—	—	—	—	—
Income tax provision (benefit) excluding CIEs	$18	$28	$80	$57	$65	$18	$65

Net income (loss)	$116	$87	$260	$274	$296	$116	$296
CIEs	(14)	(8)	—	37	82	(14)	82
Net income (loss) excluding CIEs	$130	$95	$260	$237	$214	$130	$214

Net income (loss) attributable to noncontrolling interests	$(14)	$(8)	$—	$37	$82	$(14)	$82
CIEs	(14)	(8)	—	37	82	(14)	82
Net income (loss) attributable to noncontrolling interests excluding CIEs	$—	$—	$—	$—	$—	$—	$—

Net income (loss) attributable to Ameriprise Financial	$130	$95	$260	$237	$214	$130	$214
CIEs	—	—	—	—	—	—	—
Net income (loss) attributable to Ameriprise Financial excluding CIEs	$130	$95	$260	$237	$214	$130	$214

Ameriprise Financial, Inc.

Reconciliation for GAAP Metrics Excluding CIEs

First Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2009	2010

Earnings Per Share
Basic earnings (loss) per share	$0.58	$0.41	$1.00	$0.92	$0.82	$0.58	$0.82
CIEs	—	—	—	—	—	—	—
Basic earnings (loss) per share excluding CIEs	$0.58	$0.41	$1.00	$0.92	$0.82	$0.58	$0.82

Earnings (loss) per diluted share	$0.58	$0.41	$1.00	$0.90	$0.81	$0.58	$0.81
CIEs	—	—	—	—	—	—	—
Earnings (loss) per diluted share excluding CIEs	$0.58	$0.41	$1.00	$0.90	$0.81	$0.58	$0.81

GAAP Metrics
Net revenue growth	(13.8)%	(4.6)%	19.7%	70.0%	32.3%	(13.8)%	32.3%
CIEs	(0.5)%	(0.2)%	1.2%	6.6%	8.2%	(0.5)%	8.2%
Net revenue growth excluding CIEs	(13.3)%	(4.4)%	18.5%	63.4%	24.1%	(13.3)%	24.1%

Return on equity excluding AOCI	(1.3)%	(2.8)%	1.5%	8.8%	9.3%	(1.3)%	9.3%
CIEs	(6.6)%	(6.5)%	(3.8)%	(0.4)%	(0.4)%	(6.6)%	(0.4)%
Return on equity excluding AOCI and CIEs	5.3%	3.7%	5.3%	9.2%	9.7%	5.3%	9.7%

Earnings per diluted share growth	(29.3)%	(55.9)%	NM	NM	39.7%	(29.3)%	39.7%
CIEs	—	—	NM	NM	—	—	—
Earnings per diluted share growth excluding CIEs	(29.3)%	(55.9)%	NM	NM	39.7%	(29.3)%	39.7%

Pretax income (loss) margin	7.8%	6.1%	17.5%	14.6%	15.9%	7.8%	15.9%
CIEs	(0.8)%	(0.4)%	—	1.4%	2.9%	(0.8)%	2.9%
Pretax income (loss) margin excluding CIEs	8.6%	6.5%	17.5%	13.2%	13.0%	8.6%	13.0%

Net income (loss) attributable to Ameriprise Financial margin	7.6%	5.1%	13.4%	10.4%	9.4%	7.6%	9.4%
CIEs	0.1%	0.1%	—	(0.2)%	(0.6)%	0.1%	(0.6)%
Net income (loss) attributable to Ameriprise Financial margin excluding CIEs	7.5%	5.0%	13.4%	10.6%	10.0%	7.5%	10.0%

Effective tax rate	13.4%	24.3%	23.5%	17.2%	17.9%	13.4%	17.9%
CIEs	1.2%	1.5%	—	(2.2)%	(5.3)%	1.2%	(5.3)%
Effective tax rate excluding CIEs	12.2%	22.8%	23.5%	19.4%	23.2%	12.2%	23.2%

Ameriprise Financial’s shareholders’ equity	$6,384	$8,110	$9,049	$9,273	$10,108	$6,384	$10,108
CIEs	—	—	—	—	482	—	482
Ameriprise Financial’s shareholders’ equity excluding CIEs	$6,384	$8,110	$9,049	$9,273	$9,626	$6,384	$9,626

Ameriprise Financial’s shareholders’ equity excluding AOCI	$7,518	$8,498	$8,772	$9,010	$9,743	$7,518	$9,743
CIEs	—	—	—	—	508	—	508
Ameriprise Financial’s shareholders’ equity excluding AOCI and CIEs	$7,518	$8,498	$8,772	$9,010	$9,235	$7,518	$9,235

Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding share	$33.61	$32.79	$33.89	$34.80	$37.13	$33.61	$37.13
CIEs	—	—	—	—	1.94	—	1.94
Ameriprise Financial’s shareholders’ equity excluding AOCI and CIEs / outstanding share	$33.61	$32.79	$33.89	$34.80	$35.19	$33.61	$35.19

Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point avg.	$7,637	$7,763	$7,950	$8,214	$8,708	$7,637	$8,708
CIEs	—	—	—	—	101	—	101
Ameriprise Financial’s shareholders’ equity excluding AOCI and CIEs - 5 point avg.	$7,637	$7,763	$7,950	$8,214	$8,607	$7,637	$8,607

Ameriprise Financial, Inc.

Reconciliation of Consolidated GAAP Metrics to Operating Metrics

First Quarter 2010

	1 Qtr 2009			2 Qtr 2009			3 Qtr 2009			4 Qtr 2009			1 Qtr 2010
(in millions unless otherwise noted, unaudited)	GAAP Earnings	Less: Adjustments(1)	Operating Earnings	GAAP Earnings	Less: Adjustments(1)	Operating Earnings	GAAP Earnings	Less: Adjustments(1)	Operating Earnings	GAAP Earnings	Less: Adjustments(1)	Operating Earnings	GAAP Earnings	Less: Adjustments(1)	Operating Earnings

Revenues
Management and financial advice fees	$554	$—	$554	$606	$(1)	$607	$689	$—	$689	$855	$(1)	$856	$774	$(9)	$783
Distribution fees	311	—	311	351	—	351	367	—	367	391	—	391	391	—	391
Net investment income	418	16	402	511	7	504	538	13	525	535	19	516	590	84	506
Premiums	266	—	266	269	—	269	276	—	276	287	—	287	282	—	282
Other revenues	209	(12)	221	175	(7)	182	109	4	105	229	43	186	255	57	198
Total revenues	1,758	4	1,754	1,912	(1)	1,913	1,979	17	1,962	2,297	61	2,236	2,292	132	2,160
Banking and deposit interest expense	42	1	41	38	1	37	33	1	32	28	3	25	21	—	21
Total net revenues	1,716	3	1,713	1,874	(2)	1,876	1,946	16	1,930	2,269	58	2,211	2,271	132	2,139

Expenses
Distribution expenses	384	—	384	432	—	432	462	—	462	504	—	504	525	—	525
Interest credited to fixed accounts	205	—	205	237	—	237	232	—	232	229	—	229	228	—	228
Benefits, claims, losses and settlement expenses	100	—	100	587	—	587	306	—	306	349	—	349	354	—	354
Amortization of deferred acquisition costs	286	—	286	(125)	—	(125)	(64)	—	(64)	120	—	120	118	—	118
Interest and debt expense	26	—	26	28	—	28	45	—	45	28	—	28	64	40	24
General and administrative expense	581	21	560	600	25	575	625	34	591	708	25	683	621	12	609
Total expenses	1,582	21	1,561	1,759	25	1,734	1,606	34	1,572	1,938	25	1,913	1,910	52	1,858

Pretax income	134	(18)	152	115	(27)	142	340	(18)	358	331	33	298	361	80	281
Income tax provision	18	(1)	19	28	—	28	80	(6)	86	57	(1)	58	65	(1)	66
Net income	116	(17)	133	87	(27)	114	260	(12)	272	274	34	240	296	81	215
Less: Net income (loss) attributable to noncontrolling interests	(14)	(14)	—	(8)	(15)	7	—	—	—	37	37	—	82	82	—
Net income attributable to Ameriprise Financial	$130	$(3)	$133	$95	$(12)	$107	$260	$(12)	$272	$237	$(3)	$240	$214	$(1)	$215

Operating Metrics
Basic earnings per share	$0.58		$0.60	$0.41		$0.47	$1.00		$1.05	$0.92		$0.93	$0.82		$0.83
Operating earnings per diluted share	$0.58		$0.60	$0.41		$0.47	$1.00		$1.04	$0.90		$0.91	$0.81		$0.81
Operating earnings per diluted share growth	(29.3)%		(32.6)%	(55.9)%		(53.5)%	NM		70.5%	NM		NM	39.7%		35.0%

Revenue growth	(13.8)%		(15.1)%	(4.6)%		(6.0)%	19.7%		(1.4)%	70.0%		24.7%	32.3%		24.9%
Return on equity excluding AOCI	(1.3)%		5.3%	(2.8)%		3.7%	1.5%		5.3%	8.8%		9.2%	9.3%		9.7%
Pretax margin	7.8%		8.8%	6.1%		7.5%	17.5%		18.4%	14.6%		13.4%	15.9%		13.1%
Operating margin	7.6%		7.8%	5.1%		5.7%	13.4%		14.1%	10.4%		10.9%	9.4%		10.1%

(1)    Includes the elimination of management fees earned by the Company from the consolidated investment entities and the related expense, the revenues and expenses of the consolidated investment entities, net realized gains/losses and integration charges.

Ameriprise Financial, Inc.

Reconciliation of Consolidated GAAP Metrics to Operating Metrics

First Quarter 2010

	Year-to-Date 2009			Year-to-Date 2010
(in millions unless otherwise noted, unaudited)	GAAP Earnings	Less: Adjustments(1)	Operating Earnings	GAAP Earnings	Less: Adjustments(1)	Operating Earnings

Revenues
Management and financial advice fees	$554	$—	$554	$774	$(9)	$783
Distribution fees	311	—	311	391	—	391
Net investment income	418	16	402	590	84	506
Premiums	266	—	266	282	—	282
Other revenues	209	(12)	221	255	57	198
Total revenues	1,758	4	1,754	2,292	132	2,160
Banking and deposit interest expense	42	1	41	21	—	21
Total net revenues	1,716	3	1,713	2,271	132	2,139

Expenses
Distribution expenses	384	—	384	525	—	525
Interest credited to fixed accounts	205	—	205	228	—	228
Benefits, claims, losses and settlement expenses	100	—	100	354	—	354
Amortization of deferred acquisition costs	286	—	286	118	—	118
Interest and debt expense	26	—	26	64	40	24
General and administrative expense	581	21	560	621	12	609
Total expenses	1,582	21	1,561	1,910	52	1,858

Pretax income	134	(18)	152	361	80	281
Income tax provision	18	(1)	19	65	(1)	66
Net income	116	(17)	133	296	81	215
Less: Net income (loss) attributable to noncontrolling interests	(14)	(14)	—	82	82	—
Net income attributable to Ameriprise Financial	$130	$(3)	$133	$214	$(1)	$215

Operating Metrics
Basic earnings per share	$0.58		$0.60	$0.82		$0.83
Operating earnings per diluted share	$0.58		$0.60	$0.81		$0.81
Operating earnings per diluted share growth	(29.3)%		(32.6)%	39.7%		35.0%

Revenue growth	(13.8)%		(15.1)%	32.3%		24.9%
Return on equity excluding AOCI	1.3%		5.3%	9.3%		9.7%
Pretax margin	7.8%		8.8%	15.9%		13.1%
Operating margin	7.6%		7.8%	9.4%		10.1%

(1)    Includes the elimination of management fees earned by the Company from the consolidated investment entities and the related expense, the revenues and expenses of the consolidated investment entities, net realized gains/losses and integration charges.